Registration No. 333-01363

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Post-Effective Amendment No. 10    ☒

REGISTRATION STATEMENT

Under

The Investment Company Act of 1940

Amendment No. 21    ☒

(Check appropriate box or boxes.)

Panorama® Separate Account

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

1-800-234-5606

Depositor’s Telephone Number, including Area Code

Robert Liguori

Senior Vice President and Co-General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☐	on pursuant to paragraph (a) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	immediately after filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2005 pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page
2	Index of Special Terms
3	Table of Fees and Expenses
4	Condensed Financial Information; Performance
5	The Company; Investment Choices
6	Expenses; Distribution
7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page
8	The Income Phase
9	Death Benefit
10	Contract Value; Distribution
11	Highlights; Withdrawals
12	Taxes
13	Legal Proceedings
14	Additional Information

Caption in Statement of Additional Information
15	Cover Page
16	Table of Contents
17	Company
18	Underwriting Arrangements; Experts; Custodian
19	Purchase of Securities Being Offered
20	Underwriting Arrangements
21	Not applicable
22	How Annuity Payments are Determined
23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Massachusetts Mutual Life Insurance Company

Panorama Separate Account

Panorama Variable Annuity

This prospectus describes the Panorama variable annuity contracts offered by Massachusetts Mutual Life Insurance Company. There are two different Panorama contracts available: an individual deferred variable annuity with periodic purchase payments and an individual immediate variable annuity with a single purchase payment. The contracts are available for use by individuals on a tax-qualified or non-tax qualified basis. They provide for accumulation of contract values and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in this contract. These investment choices include the following funds offered through our separate account, Panorama Separate Account.

MML Series Investment Fund and MML Series Investment Fund II

(Series II denoted by an asterisk)

•	MML Equity Index Fund (Class I)
•	MML OTC 100 Fund
•	MML Small Cap Equity Fund*

Oppenheimer Variable Account Funds

•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Core Bond Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer Money Fund/VA

Panorama Series Fund, Inc.

•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

Scudder Investment VIT Funds

•	Scudder VIT EAFE® Equity Index Fund†
•	Scudder VIT Small Cap Index Fund

†	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The fund is being liquidated on July 25, 2005, at which time any contract value remaining in the fund will be transferred to the Oppenheimer Money Fund/VA.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama variable annuity contract.

To learn more about the Panorama contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2005. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 31 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

The contracts:

•	are not a bank or credit union deposit or obligation.
•	are not FDIC or NCUA insured.
•	are not insured by any federal government agency.
•	are not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2005.

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	9

Accumulation Unit	14

Annuitant	10

Annuity Options	22

Annuity Payments	23

Annuity Service Center	1

Annuity Unit Value	23

Deferred Contract	9

Free Withdrawals	21

Immediate Contract	10

Income Phase	21

Maturity Date	21

Non-Qualified	25

Purchase Payment	11

Qualified	25

Separate Account	12

Tax Deferral	9

Index of Special Terms

Highlights

The Prospectus and the Contract. This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. You may review a copy of the contract upon request.

We no longer offer these contracts for sale to the public. Contract owners may continue, however, to make purchase payments to their contract.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a sales charge or a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center. If your state requires it, or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Sales Charges

On deferred contracts, we do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of the contract value. We may also assess a contingent deferred sales charge if you apply the contract value to provide variable annuity payments during the income phase. The amount of the contingent deferred sales charge depends on the amount you withdraw or apply to a variable annuity payment and the length of time since we issued your contract. The contingent deferred sales charge is:

•	5% for the first 5 contract years,

•	4% for contract years 6-10, and

•	0% thereafter.

On immediate contracts, we deduct a sales charge from your purchase payment. The sales charge is:

•	3% of the first $10,000,

•	2% of the next $90,000, and

•	1% of amounts over $100,000.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	that come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Table of Fees and Expenses

Immediate Contracts

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the immediate contract.

I. The first table describes the fees and expenses that you will pay at the time that you buy the immediate contract. We deduct a sales charge on purchase payments as noted below, but we do not assess a contingent deferred sales charge on immediate contracts. There is no charge for transfers. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

	Current		Maximum
Sales Charge on Purchase Payments
(percentage of purchase payment remaining after we assess $70 policy fee and any premium taxes)	1%—3%	*	3%	*

Policy Fee
(one-time fee per policy)	$70		$70

*	The sales charge is 3% of the purchase payment up to $10,000; 2% of the next $90,000; and 1% of any purchase payment over $100,000.

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Separate Account Annual Expenses
(as a percentage of average account value)
	Current	Maximum
Mortality and Expense Risk Charge	0.73%	0.73%

Total Separate Account Annual Expenses	0.73%	0.73%

Table of Fees and Expenses

Deferred Contracts

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the deferred contract.

I. The first table describes the fees and expenses that you will pay at the time that you transfer value between the investment choices or surrender the deferred contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

	Current		Maximum
Transaction Charge
(applies to requests for transfers and partial withdrawals during the accumulation phase only)	$10	**	$20

**	Currently, we waive the transaction charge on the first 4 transfers and 1 partial withdrawal in a calendar year, nor do we assess a fee for transfers made from participation in the Dollar Cost Averaging Program. These transfers are not counted towards the 4 free transfers available each calendar year.

Contingent Deferred Sales Charge
(as a percentage of amount withdrawn or applied to an annuity option)	0%—5%***	5%***

*** Maximum Contingent Deferred Sales Charge Schedule
Contract Year	1	2	3	4	5	6	7	8	9	10	11 and later
Percentage	5%	5%	5%	5%	5%	4%	4%	4%	4%	4%	0%

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

	Current	Maximum
Annual Maintenance Charge (applies only during the accumulation phase, not the income phase)	$40	$60

Separate Account Annual Expenses
(as a percentage of average account value)
	Current	Maximum
Mortality and Expense Risk Charge	0.73%	0.73%

Total Separate Account Annual Expenses	0.73%	0.73%

Table of Fees and Expenses

Annual Fund Operating Expenses

(for Immediate and Deferred Contracts)

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2004. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.44%	0.82%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2004.

Investment Management Fees and Other Expenses

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
MML Equity Index Fund (Class I)	0.10%	0.34%	—	0.44%
MML OTC 100 Fund	0.45%	0.32%	—	0.77%	[1]
MML Small Cap Equity Fund	0.65%	0.06%	—	0.71%	[1]
Oppenheimer Aggressive Growth Fund/VA	0.67%	0.02%	—	0.69%
Oppenheimer Capital Appreciation Fund/VA	0.64%	0.02%	—	0.66%
Oppenheimer Core Bond Fund/VA2	0.72%	0.03%	—	0.75%
Oppenheimer Global Securities Fund/VA	0.63%	0.03%	—	0.66%
Oppenheimer Money Fund/VA	0.45%	0.03%	—	0.48%
Panorama Growth Portfolio	0.63%	0.03%	—	0.66%
Panorama Total Return Portfolio	0.63%	0.03%	—	0.66%
Scudder VIT EAFE® Equity Index Fund[3]	0.45%	0.37%	—	0.82%	[4]
Scudder VIT Small Cap Index Fund	0.35%	0.13%	—	0.48%	[5]

[1]	MassMutual has agreed to bear expenses of the MML OTC 100 Fund and the MML Small Cap Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2006. The expenses shown for MML OTC 100 Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 0.56%. We did not reimburse any expenses of the MML Small Cap Equity Fund in 2004.

[2]	Prior to April 29, 2005, this fund was called Oppenheimer Bond Fund/VA.

[3]	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The fund is being liquidated on July 25, 2005, at which time any contract value remaining in the fund will be transferred to the Oppenheimer Money Fund/VA.

[4]	Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one-year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.65%.

[5]	Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one-year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45%.

(See the fund prospectuses for more information)

Table of Fees and Expenses

Examples for the Deferred Contract

These Examples are intended to help you compare the cost of investing in the deferred contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you begin the income phase at the end of each year shown.

Example III assumes you do not withdraw all your contract value and do not begin the income phase at the end of each year shown.

Examples I, II and III assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the maximum fees and expenses in the Table of Fees and Expenses apply, and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II				Example III
Years	1	3	5	10	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$695	$1,050	$1,468	$2,549	$489	$663	$937	$2,052	$178	$553	$937	$2,052
Sub-account with minimum total operating expenses	$659	$937	$1,276	$2,147	$451	$545	$736	$1,630	$140	$434	$736	$1,630

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you begin the income phase at the end of each year shown.

Example III assumes you do not withdraw all your contract value and do not begin the income phase at the end of each year shown.

Examples I, II and III assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the current fees and expenses in the Table of Fees and Expenses apply, and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II				Example III
Years	1	3	5	10	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$689	$1,031	$1,449	$2,496	$482	$643	$918	$1,996	$172	$533	$918	$1,996
Sub-account with minimum total operating expenses	$652	$918	$1,257	$2,091	$444	$525	$716	$1,572	$133	$414	$716	$1,572

The examples using current expenses reflect the current annual contract maintenance charge of $40 for the deferred contract as an annual charge of 0.126%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 for the deferred contract as an annual charge of 0.189%. This charge is based on an anticipated average contract value of $31,800.

The examples do not reflect any premium taxes. However, premium taxes may apply.

There is an accumulation unit value history in Appendix A-Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table of Fees and Expenses

The Company

In this prospectus, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services company providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

The Panorama Deferred

Variable Annuity Contract

General Overview

This annuity is a contract between “you”, the owner and “us”, MassMutual. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate.

The contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until your contract reaches its maturity date. At this time, you will begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

The earliest date you may elect to begin receiving annuity payments depends on the annuitant’s age when we issue your contract. It also depends on whether you ask us to issue the contract on a tax-qualified or non tax-qualified basis.

Plan Type	Annuitant’s Age at Issue	Earliest Contract Maturity Date

Non-Qualified	Under Age 60	Age 65

Non-Qualified	Age 60 or older	5 years after contract issue date

Qualified	Under age 54 1/2	Age 59 1/2

Qualified	Age 54 1/2 or older	5 years after contract issue date

You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include twelve funds. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select.

At the beginning of the income phase, you can choose to receive annuity payments on a fixed or variable basis. The amount of the variable annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you elect to receive payments on a fixed basis, the payments you receive will remain level.

We no longer sell the Panorama deferred variable annuity contract. However, you may continue to make additional purchase payments to your Panorama contract.

The Company/General Overview

The Panorama Immediate Variable Annuity Contract

General Overview

This annuity is a contract between “you”, the owner and “us”, MassMutual. In exchange for your single purchase payment, we agree to pay a guaranteed income for life or a period you specify at the time of application. You determine the frequency of annuity payments. We will begin making annuity payments, at the frequency you have chosen, once we receive your purchase payment and annuity option election.

The contract is called a variable annuity because you can choose to allocate your purchase payment among 12 funds. You will receive annuity payments on a variable basis. The amount of the variable annuity payments you receive depends on the investment performance of the funds you select.

We continue to administer these contracts, but no longer sell the Panorama immediate variable annuity contract.

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). Currently, we will not issue a contract to you if you have passed your 75th birthday as of the date we proposed to issue the contract.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the maturity date by written request. If you change the owner, the change is subject to our underwriting rules. Changing the owner may result in tax consequences. On and after the maturity date, you must continue as the owner.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed his/her 75th birthday as of the date we proposed to issue the contract. You may change the annuitant before the maturity date, subject to our underwriting rules.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

If the annuitant and the owner are the same person and his/her spouse is the beneficiary, the beneficiary may elect to continue the contract in his/her own name as owner and annuitant on the death of the owner/annuitant. A surviving spouse who continues the contract will do so at the then current contract value. That value may be less than the death benefit.

General Overview/Ownership of the Contract

Additional Purchase Payments

The maximum amount of total purchase payments we accept for a deferred or an immediate contract without our prior approval is $ 1 million. Additional purchase payments may be made to this contract. However, additional purchase payments of less than $10 are subject to our approval.

You may increase the amount of purchase payments under a deferred contract in any year to an amount that does not exceed twice the total purchase payments you made in the first contract year.

You may discontinue making purchase payments to a deferred contract. The contract will remain in force as a paid-up annuity contract as long as you have not fully withdrawn the contract value. We will continue to charge the annual maintenance fee. You may make additional purchase payments within a 3 year period from our receipt of your last purchase payment or at the discretion of the principal underwriter, at any time thereafter. You may not make a purchase payment after annuity payments begin.

You can make additional purchase payments:

•	by mailing a check that clearly indicates your name and contract number to our lockbox:

First Class Mail

MassMutual Panorama

Annuity Payment Services

P.O. Box 74908

Chicago, IL 60675-4908

Overnight Mail

MassMutual Panorama

350 North Orleans Street

Receipt & Dispatch

8th Floor, Suite 4908

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank, New York, New York

ABA # 021000021

MassMutual Account # 323956297

Ref: Annuity Contract #

Name: (Your Name)

We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Payments through AIP may be as little as $40. Contact the Annuity Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the funds. If you make additional purchase payments on a deferred contract, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the necessary information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your deferred annuity contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center or lockbox as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Additional Purchase Payments

The Separate Account

Panorama Separate Account was established on June 23, 1981, in accordance with authorization by the Board of Directors of Connecticut Mutual Life Insurance Company (CML). Upon the merger of CML and MassMutual, MassMutual assumed ownership of the separate account.

We use the separate account to hold the assets that underlie the contracts. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

MassMutual owns the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of

Investment Choices

any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue. We are required to maintain sufficient assets in the separate account to meet the anticipated obligations of the contracts funded by the separate account.

We currently divide this separate account into multiple sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

The contracts offer the following funds. We may add or eliminate funds.

Investment Funds in Which the Sub- Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund and MML Series Investment Fund II (Series II denoted by an asterisk)
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[1].
MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.
MML Small Cap Equity Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.
Oppenheimer Variable Account Funds
Oppenheimer Aggressive Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.
Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Investment Choices

Investment Funds in Which the Sub- Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Oppenheimer Core Bond Fund/VA2	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income with a secondary objective to seek capital appreciation when consistent with its primary objective.
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.
Oppenheimer Money Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.
Panorama Series Fund, Inc.
Panorama Growth Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return.
Panorama Total Return Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions.
Scudder Investment VIT Funds
Scudder VIT EAFE® Equity Index Fund[3]	Adviser: Deutsche Asset Management, Inc. Sub-Adviser: Northern Trust Investments, N.A.	Seeks to match, as closely as possible, before expenses, the risk and return characteristics of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“EAFE Index”)[4]. The fund will invest primarily in stocks of companies that comprise the EAFE Index, in approximately the same weightings as the EAFE Index.
Scudder VIT Small Cap Index Fund	Adviser: Deutsche Asset Management, Inc. Sub-Adviser: Northern Trust Investments, N.A.	Seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Index[5], which emphasizes stocks of small U.S. companies.

1	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.
2	Prior to April 29, 2005, this fund was called Oppenheimer Bond Fund/VA.
3	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The fund is being liquidated on July 25, 2005, at which time any contract value remaining in the fund will be transferred to the Oppenheimer Money Fund/VA.
4	The MSCI EAFE Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service of Morgan Stanley and has been licensed for use by Deutsche Asset Management, Inc.
5	Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the fund prospectuses carefully before investing.

Investment Choices

Compensation We Receive From Advisers

We and certain of our insurance affiliates receive compensation from the advisers to some of the funds. We receive this compensation for making those funds available as investment choices within both this contract and other variable annuity and variable life insurance products issued by us and our affiliates (“MassMutual’s variable contracts”), and in some cases, for providing administrative services (such as preparing shareholder communications and recordkeeping) to those funds or the fund’s adviser. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.30%. Some advisers pay us more than others; some advisers do not pay us any such compensation.

This compensation is not reflected in the expenses that are disclosed in the Table of Fees and Expenses – Annual Fund Operating Expenses for the funds because this compensation is not paid out of the funds’ assets. For a list of the funds whose advisers currently pay such compensation, visit massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

In addition, we may receive fixed dollar payments from the advisers to certain funds so that the adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers with opportunities to discuss and promote their funds.

The compensation that we receive may be significant. We benefit from this compensation, and may use it for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract. Additionally, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

Contract Value

Your contract value is your value in the separate account. Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your deferred contract value, we use a unit of measure called an accumulation unit. During the income phase of your deferred or immediate contract we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other changes. The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment on a deferred contract, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Core Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Core Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Core Bond Fund/VA.

Investment Choices/Contract Value

Transfers and Transfer Programs

We have the right to terminate, suspend or modify the transfer and transfer program provisions described in this prospectus.

You can transfer all or part of your contract value. You may also give the annuitant authority to make transfers of contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your fully-completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer will be effective on the next business day.

Transfers During the Accumulation Phase

As the owner of a deferred contract, you may transfer all or part of your contract value in a fund. You can make a transfer to or from any fund. However, the transfers are generally subject to a $10 transaction charge for each fund from which you make a transfer. We may increase this charge, but it will not exceed $20.

Currently, we waive this transaction charge on the first 4 transfers in any calendar year. The transaction charge is also waived for transfers made due to participation in the dollar cost averaging program.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web-site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. You should read the fund prospectuses for a description of

Transfers and Transfer Programs

their frequent trading and/or market timing policies.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, the contract value will remain in the investment choice from which the transfer was attempted. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

If the income phase has begun and we are making annuity payments on a lifetime basis, you may make only one transfer between funds each calendar year. We currently do not limit the number of transfers between funds, if we are making annuity payments on a non-life basis.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows deferred contract owners to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

The minimum amount you can transfer is $100. You can choose the frequency at which the Dollar Cost Averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first Dollar Cost Averaging transfer is made. However, we may defer the first transfer for one month if we receive your fully completed election form or telephone request at our Annuity Service Center less than 5 business days from your selected start date. If you do not select a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your fully completed election form or request over the telephone. You may make changes to your election, including termination of the program, by written request or by request over the telephone.

If you participate in the Dollar Cost Averaging Program, we currently do not take the transfers made under the program into account in determining any transaction charge.

The Dollar Cost Averaging Program will terminate:

•	if you withdraw your total contract value;

•	if you request a transfer other than through the Dollar Cost Averaging Program;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if there is insufficient value in the selected fund to make the transfer;

•	if your contract enters the income phase; or

•	if we receive your written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future.

Transfers and Transfer Programs

Withdrawals

During the accumulation phase, deferred contract owners may make either partial or total withdrawals of their contract value. The contract does not provide a death benefit after you withdraw your full contract value.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

Partial withdrawals are subject to a contingent deferred sales charge and a $10 transaction charge if you make more than 1 partial withdrawal in any calendar year.

When you make a total withdrawal you will receive the value of your deferred contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less any annual maintenance charge, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Generally, once your contract enters the income phase, you may not make partial or full withdrawals. However, under Option E – Specified Payments for a Variable Period, you may partially or fully withdraw your contract value during the payment period.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.  We do not allow total withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requiring the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•	The request is not for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment of fixed dollar amounts to you from your contract. Your contract value must be at least $25,000 to initiate the program. The minimum amount for each withdrawal is $100. Currently, we do not have a charge for this program, but we reserve the right to charge in the future.

Withdrawals

You may elect this program in writing or over the telephone. Requests made over the telephone are subject to the rules for requests by telephone described in the Withdrawals – Requests by Telephone section of this prospectus.

The systematic withdrawal program is not available if you purchased the contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization.

Your Systematic Withdrawal Program will begin on the start date you selected as long as we receive your fully completed written request or request over the telephone at least 5 business days before the start date you selected. If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed request at least 10 business days before the start date you elected.

We may defer the start of your systematic withdrawal program for one month if your systematic withdrawal start date is less than 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you are currently participating in a Systematic Withdrawal Program and you want to begin receiving your payments pursuant to an EFT, we will need 10 business days notice to implement this change.

You may make changes to your systematic withdrawal program by submitting a written request or request over the telephone to terminate the existing election and identifying a new election.

Your systematic withdrawal program ends:

•	if you withdraw your total contract value;

•	upon payment of the death benefit;

•	if we process the last withdrawal you selected;

•	if your value in a selected fund is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Deductions From Purchase Payments

Policy Fee

We deduct a policy fee of $70 from the purchase payment for an immediate contract in order to cover certain expenses related to the sale of an immediate contract.

Sales Charge

We do not deduct a contingent deferred sales charge under immediate contracts. Instead, we deduct a sales charge from the purchase payment in order to cover certain expenses related to the sale of the contract. We deduct the sales charge on an immediate annuity as a percentage of the purchase payment remaining after we assess the $70 policy fee and any premium tax.

The sales charge is:

•	3% of the purchase payment up to $10,000;

•	2% of the next $90,000; and

•	1% of any purchase payment over $100,000.

Example:  On a $10,000 purchase payment for an immediate contract, the sales charge of 3% plus the policy fee of $70 results in a 3.68% deduction from the purchase payment.

Withdrawals/Expenses

Insurance Charge

Each business day we deduct our insurance charge from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge is called the mortality and expense risk charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 0.73% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments during the income phase regardless of how long all annuitants live, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

We assess this charge against both immediate and deferred contracts. We cannot increase the mortality and expense risk charge. If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Annual Maintenance Charge

At the end of each contract year, we currently deduct $40 from your deferred contract as an annual maintenance charge. We will also deduct this charge if you make a full withdrawal of your deferred contract value. This charge is used to reimburse us for providing administrative service to deferred contracts, including providing you with periodic reports and other communications, as well as maintaining contract owner records. We designed this charge so that it does not exceed the actual expenses we incur in administering the deferred contracts.

We may increase this charge, but it will not exceed $60. We do not deduct this charge from deferred contracts once they enter the income phase, nor do we deduct this charge from immediate contracts. Subject to state regulations, we will deduct the annual maintenance charge proportionately from the funds you have selected.

Transaction Charge

During the accumulation phase of deferred contracts, we impose a transaction charge to offset costs of processing your requests for transfers and partial withdrawals. We assess this charge against certain partial withdrawals and transfers. This charge is currently $10.

If you request to transfer/withdraw a dollar amount, we will deduct any transaction charge from the amount you transfer/withdraw. If you request to transfer/withdraw a percentage of your value in an investment choice, we will deduct the transaction charge from the amount remaining in the investment choice. If you transfer/withdraw the entire amount in an investment choice, we will deduct the transaction charge from the amount you transfer/withdraw.

We reserve the right to increase this charge. However, it cannot exceed $20. We cannot increase the fee with respect to partial withdrawals without approval of the Securities and Exchange Commission.

Currently we waive the transaction charge on the first 4 transfers and 1 partial withdrawal in any one calendar year. Furthermore, any transfers you make by using the Dollar Cost Averaging Program are not subject to the assessment of a transaction charge, and therefore, do not count toward your 4 free transfers every calendar year. We do not deduct this charge from deferred contracts in the income phase or from immediate contracts.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment for a deferred contract. However, we may assess a contingent deferred sales charge on any amount in excess of the free withdrawal amount that you withdraw from your contract during the first 10 contract years. We use this charge to cover certain expenses relating to the sale of a deferred contract.

Expenses

If you withdraw:

•	from more than one fund, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the funds you selected.

•	the total value from a fund, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the funds that still have value.

•	your entire contract value, we will deduct the contingent deferred sales charge proportionately from your contract value in each fund.

The amount of the contingent deferred sales charge depends on the amount of the withdrawal and the length of time since we issued the contract. The contingent deferred sales charge is assessed as follows:

Years since Contract Issued	Charge
1-5	5%
6-10	4%
11 or more	0%

If you choose to begin the income phase of your deferred contract before the maturity date and select the non-life variable annuity option (Option E), we will treat the payments as partial withdrawals and we may impose a contingent deferred sales charge as illustrated above.

If you choose to begin the income phase of your deferred contract during the first 3 contract years and you select a variable life annuity option, we apply a reduced contingent deferred sales charge on the amount applied to provide annuity payments. This contingent deferred sales charge is assessed as follows:

Years	Deduction
1	3%
2	2%
3	1%
4 or more	0%

We do not impose a contingent deferred sales charge on withdrawals made after the contract maturity date you elected on your application.

You may reinvest the net proceeds of a full withdrawal of a deferred contract without being subject to further contingent deferred sales charges if the following conditions are met. First, the purchase payment covering the reinvestment must be received by the Annuity Service Center within 30 days of the date of the full withdrawal. Second, the owner must not have previously made a reinvestment pursuant to this privilege. This reinvestment privilege is contingent on our issuance of a new contract, which will not be done if the owner is not eligible for a contract at the time the reinvestment is tendered. The reinvestment may be subject to premium taxes. The maintenance fee will be added back to the amount reinvested unless the period between the full withdrawal and reinvestment includes the first contract’s anniversary date.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

•	If you surrender your deferred contract before April 30, 2006, and the proceeds of the surrender are used to purchase a new group annuity issued by us. The group annuity may be subject to charges upon surrender.

•	Upon payment of a minimum required distribution attributable to this contract that exceeds the free withdrawal amount;

•	If you redeem “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	If you use the proceeds of an individual variable annuity contract or accumulation annuity contract previously issued by us for the benefit of the contract owner or annuitant to purchase a contract.

•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

Expenses

Free Withdrawals

Beginning in the second calendar year, you may withdraw 10% of your contract value as of the close of our business day on December 31st of the previous calendar year, without incurring a contingent deferred sales charge. You may take this 10% either in a lump sum or in multiple withdrawals each calendar year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of your immediate or deferred contract for them. Currently we do not charge a deferred contract owner for these taxes until you begin annuity payments or make a full withdrawal. However, we currently deduct any applicable premium tax from the purchase payment an immediate contract owner gives us. Premium taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the contract any income taxes that we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. Please refer to the fund prospectuses for more information regarding these expenses.

The Income Phase

If you want to receive regular income from your deferred contract, you can choose to receive fixed or variable annuity payments under one of several options. You can choose the month and year in which those payments begin. We call that date the maturity date.

You choose your maturity date and annuity option when you purchase your contract. You may delay your maturity date up to 10 years after the date you indicated on your application provided you give us 30 days written notice. The maximum maturity date you may elect is the annuitant’s 80th birthday. If you do not choose an annuity option, we will assume that you selected a life annuity with 120 months of guaranteed payments.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the maturity date, you have the same fund choices that you had in the accumulation phase. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the maturity date. After we begin making annuity payments, you may make 1 transfer between funds each calendar year.

If your contract value is less than $2,000 on the maturity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $20.00, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract no later than the beginning date required by the Internal Revenue Service. Such distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the Required Minimum Distribution Rules of Internal Revenue Code section 401(a)(9). If your contract is an IRA, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans and TSAs, that date is no later than April 1 of the year following the later of the year you reach age 70 1/2 or the year in which you retire.

Annuity Options For Deferred Contracts

The following fixed or variable annuity options are available to deferred contract owners. After

Expenses/The Income Phase

annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In general, we do not allow withdrawals once life annuity payments have started. Under Option E – Specified Payments for a Variable Period, you may make a full or partial withdrawal or apply your value for a life annuity option.

Annuity Option A – Life Income.  We will make fixed or variable monthly payments as long as the annuitant lives. When the annuitant dies we stop making payments.

Annuity Option B – Life Income with 60, 100, 120 or 240 Monthly Payments Guaranteed.  We will make fixed or variable monthly payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 60, 100, 120 or 240 months.

Annuity Option C – Unit Refund Life Annuity.  We will make variable monthly annuity payments as long as the annuitant lives. When we receive proof the annuitant has died, we may make an additional payment. This variable payment will be the value of an annuity unit on the date the additional payment is made multiplied by the excess of (a) over (b).

(a)	The accumulated value divided by the value of an annuity unit on the date annuity payments begin.

(b)	The number of annuity units represented by each monthly payment multiplied by the number of annuity payments made prior to death.

Annuity Option D – Joint Life Income for Annuitant and One Other Person with  2/3 Annuity Units to Survivor.  (120 months certain) We will make fixed or variable monthly payments during the lifetime of the annuitant and one other designated person. We will pay the income for 120 months and as long afterwards as the annuitant and the other designated person are alive. After either the annuitant or the other designated person dies and after we pay any remaining guaranteed payments, we will continue monthly payments for the life of the designated person. These payments will be computed on the basis of two-thirds of the number of payment (or units) in effect during the joint lifetime.

Annuity Option E – Specified Payments for a Variable Period.  We will make equal periodic payments in the amount you specify until the remaining balance is less than the amount of one payment. At this time, we will pay the remaining balance as the final payment under this option.

You may choose to receive payments on an annual, semiannual, quarterly or monthly basis. You may fully or partially withdraw the remaining balance at any time. Amounts we pay under Annuity Option E during the first 10 years a deferred contract is in existence prior to the maturity date may be subject to a contingent deferred sales charge.

In addition to these annuity options, we may pay you under other methods of payment as long as both you and we agree upon the terms in writing.

You may apply the proceeds from any partial or full withdrawal to any retirement options under any fixed annuity contract we issue at the time of selection and for which you would have been eligible to purchase. The withdrawal may be subject to an annual maintenance charge and a policy fee.

Limitation on Payment Options.  If you purchased this as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

Annuity Options For Immediate Contracts

The net purchase payment for an immediate contract is used to provide an immediate life annuity, joint life annuity, or a unit refund life annuity. You choose the payment option when you purchase your immediate contract. The following variable annuity payment options are available to immediate contract owners. After annuity payments begin, you cannot change the payment option or frequency of annuity payments. In addition, we do not allow withdrawals once life annuity payments have started.

Annuity Option A – Life Income.  We will make variable monthly payments as long as the annuitant lives. When the annuitant dies we stop making payments.

Annuity Option B – Life Income with 60, 100, 120 or 240 Monthly Payments Guaranteed.  We will make variable monthly payments for a guaranteed period, or as long as the annuitant lives, whichever

The Income Phase

is longer. The guaranteed period may be 60, 100, 120 or 240 months.

Annuity Option C – Unit Refund Life Annuity. We will make variable monthly annuity payments as long as the annuitant lives. When we receive proof the annuitant has died, we may make an additional payment. This payment will be the value of an annuity unit on the date the additional payment is made, multiplied by the excess of (a) over (b).

(a)	The accumulated value divided by the value of an annuity unit on the date annuity payments begin.

(b)	The number of annuity units represented by each monthly annuity payment multiplied by the number of annuity payments made prior to death.

Annuity Option D – Joint Life Income for Annuitant and One Other Person with  2/3 Annuity Units to Survivor.  (120 months certain) We will make variable monthly payments during the lifetime of the annuitant and one other designated person. We will pay the income for 120 months and as long afterwards as the annuitant and the other designated person are alive. After either the annuitant or other designated person dies and after we pay any remaining guaranteed payments, we will continue monthly payments for the life of the designated person. These payments will be computed on the basis of two-thirds of the payment (or units) in effect during the joint lifetime.

In addition to these annuity options, we may pay you under other methods of payment as long as both you and we agree upon the terms in writing.

Limitation on Payment Options.  If you purchased this as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

Fixed Annuity Payments

Deferred contract owners may choose to receive fixed payments. If fixed payments are chosen, the payment amount will not vary. The payment amount will depend upon the following 5 things:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable (for deferred contracts only);

•	the annuity option you select; and

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected).

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments

Deferred and immediate contract owners may choose to receive variable payments. If variable payments are chosen, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable (for deferred contracts only);

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and

•	an assumed investment rate (AIR) of 3.5% per year.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 3.5% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 3.5% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at your contract maturity date. The number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

The Income Phase

Death Benefit

If the annuitant or owner (if a natural person) dies before we begin making annuity payments, we will pay a death benefit to the beneficiary. The death benefit is the contract value on the date we receive due proof of death and an election of a single-sum cash payment at our Annuity Service Center.

The beneficiary may elect to receive the death benefit in a lump sum payment or he/she may elect, within 90 days from the date we receive proof of death, to receive the death benefit as an annuity option. If the beneficiary does not make an election by the end of the 90-day period, we will pay the contract value to the beneficiary on that date in a lump-sum cash payment.

If a lump-sum payment is elected, we will pay the amount within 7 days after we receive due proof of death and written notice of the election at our Annuity Service Center unless we are required to suspend or delay payment.

The death benefit distribution requirements are intended to satisfy the requirements of section 72(s) of the Internal Revenue Code.

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules generally provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a contract owner can have too much investor control if the variable contract offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

These are different rules as to how you are taxed depending on how you take the money out and the type of contract-qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments.

When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and

Death Benefit/Taxes

non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified retirement plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs) and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 plans.

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract that is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after you die;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

•	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

Taxes

•	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals – Tax Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

•	reaches age 59 1/2;

•	has a severance from employment;

•	dies;

•	becomes disable, as the term is defined in the Code; or

•	in the case of hardship.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings. Salary reduction payments cannot be made for 6 months following a hardship withdrawal.

Taxes

Any contract value you had as of December 31, 1988 is not subject to these restrictions. Additionally, return of “excess contributions” and amounts payable to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Withdrawals – Texas Optional Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 1/2

Withdrawals – 457(b) Deferred Compensation Plans

Amounts may not be paid to a participant of a 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1/2;

•	severance from employment;

•	incurring an unforeseeable emergency; or

•	compliance with a qualified domestic relations order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of Code Section 401(a)(9). The sections of this prospectus and the statement of additional information related to qualified contracts contain more detailed information regarding these rules.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A “non-resident alien” is a person who is neither a US citizen nor resident in the US. We are required to withhold this tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on a Form W8-BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) an US individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of income from the distribution.

Other Information

Performance

We may advertise certain performance-related information for the deferred contracts. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual maintenance charge and all other separate account and contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Taxes/Other Information

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, January 21, 1982, which they were not.

Total return percentages include all fund level expenses, total separate account expenses and all contract level charges. The returns do not include premium taxes, if any. If premium taxes were included, returns would be less than those shown.

We may also calculate total return percentages which include all fund expenses and total separate account expenses. The total return percentages will not include the contingent deferred sales charge, annual maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the effective yield similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield may be slightly higher that the yield because of the compounding effect.

Related Performance

Some of the funds available to you may be similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the contract. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the contract.

The contract is sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“broker-dealers”). Commissions are paid to MMLISI and all broker-dealers who sell the contract. Commissions for sales of the contract by MMLISI registered representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Additional Compensation Paid to MMLISI. Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help

Other Information

these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers. We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional commissions in the form of asset-based or sales-based payments for selling this contract, visit www.massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us out of the assets of either MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the payments that we receive from certain funds to help us make these cash and non-cash payments.

Assignment/Transferability

You can assign or transfer your contract at any time during your lifetime if it does not have an endorsement limiting transferability. We will not be bound by the assignment/transfer until we receive written notice of the assignment/transfer. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment/transfer. You may be subject to tax consequences if you assign or transfer your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your

Other Information

existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long- term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	substitute another fund for one of the funds you have selected,

•	to offer additional sub-accounts,

•	to operate the separate account as a different form of registered investment company, and

•	to transfer the contracts to a different separate account.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission when necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; and

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular proceeding may be material to our operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of our income for the period.

Other Information

Financial Statements

We have included our statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company

2.	Custodian

3.	The Separate Account

4.	Purchase of Securities Being Offered

5.	Underwriting Arrangements

6.	How Annuity Payments Are Determined

7.	How the Value of the Deferred Contract Is Determined

8.	How the Accumulation Unit Value is Determined

9.	Distribution on Death of Contract Owner

10.	Valuing the Underlying Fund Shares

11.	Federal Tax Matters

12.	Experts

13.	Appendix A – General Formulae

14.	Financial Statements

Other Information

[This page intentionally left blank]

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for MassMutual’s Panorama® variable annuity contract.

Name

Address

City	State	Zip

Telephone

[This page intentionally left blank]

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 1995	Dec. 31, 1996	Dec. 31, 1997	Dec. 31, 1998	Dec. 31, 1999	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2004
Oppenheimer Bond[1]
Qualified	$4.08	$4.17	$4.52	$4.79	$4.68	$4.93	$5.28	$5.72	$6.06	$6.35
Non-Qualified	3.83	3.90	—	—	—	—	—	—	—	—
Panorama Growth
Qualified	8.71	10.29	12.91	13.90	13.28	11.51	10.22	8.22	10.35	11.22
Non-Qualified	7.81	9.24	—	—	—	—	—	—	—	—
Oppenheimer Money
Qualified	2.29	2.39	2.50	2.61	2.72	2.86	2.95	2.97	2.98	2.98
Non-Qualified	2.29	2.39	—	—	—	—	—	—	—	—
Panorama Total Return
Qualified	5.17	5.64	6.65	7.33	7.16	6.93	6.40	5.44	6.54	7.10
Non-Qualified	4.93	5.38	—	—	—	—	—	—	—	—
MML Equity Index*	NA	NA	NA	NA	NA	NA	0.87	0.67	0.85	0.93
MML OTC 100*	NA	NA	NA	NA	NA	NA	0.63	0.39	0.58	0.63
MML Small Cap Equity*	NA	NA	NA	NA	NA	NA	1.04	0.91	1.19	1.37
Oppenheimer Aggressive Growth*	NA	NA	NA	NA	NA	NA	0.67	0.48	0.60	0.71
Oppenheimer Capital Appreciation*	NA	NA	NA	NA	NA	NA	0.85	0.62	0.80	0.85
Oppenheimer Global Securities*	NA	NA	NA	NA	NA	NA	0.89	0.69	0.98	1.16
Scudder VIT EAFE® Equity Index*, 2	NA	NA	NA	NA	NA	NA	0.77	0.60	0.79	0.93
Scudder VIT Small Cap Index*	NA	NA	NA	NA	NA	NA	0.99	0.78	1.14	1.33

On November 28, 1997, we eliminated the distinction between the Panorama qualified and non-qualified sub-accounts. From that date forward, all contracts in the accumulation phase have one unit value whose historical basis is the qualified value. On November 28, 1997, we reduced the units to maintain a constant dollar value for nonqualified contracts in the accumulation phase while reflecting the higher unit value. The difference had been caused by a difference in tax treatment that was eliminated in 1984.

*	Commencement of public offering was May 1, 2001.
[1]	As of April 29, 2005, this Sub-Account will be called Oppenheimer Core Bond Sub-Account.
[2]	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The Sub-Account is being liquidated on July 25, 2005, at which time any contract value remaining in the Sub-Account will be transferred to the Oppenheimer Money Sub-Account.

Appendix A

A-1

Accumulation Units Outstanding

Sub-Account	Dec. 31, 1995	Dec. 31, 1996	Dec. 31, 1997	Dec. 31, 1998	Dec. 31, 1999	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2004
Oppenheimer Bond[1]
Qualified	12,557,687	10,741,696	14,108,226	13,586,995	10,641,643	6,366,563	5,826,864	5,593,767	4,926,706	4,033,846
Non-Qualified	6,881,942	6,038,091	21,099	10,723	58,107	—	—	—	—	—
Panorama Growth
Qualified	19,024,051	20,751,788	32,579,232	31,077,806	24,563,802	12,627,372	10,298,277	8,750,881	8,055,314	7,095,001
Non-Qualified	10,364,426	11,812,124	31,437	35,007	718	—	—	—	—	—
Oppenheimer Money
Qualified	16,334,145	14,263,683	17,065,734	17,595,145	16,361,801	11,091,772	10,160,704	9,172,397	7,090,765	5,952,653
Non-Qualified	6,227,229	6,442,517	—	—	147,633	—	—	—	—	—
Panorama Total Return
Qualified	96,555,427	92,523,786	121,488,969	110,149,245	89,191,335	48,152,721	38,962,877	31,815,485	28,314,327	23,913,656
Non-Qualified	41,857,538	40,974,027	207,509	174,388	9,682	—	—	—	—	—
MML Equity Index*	NA	NA	NA	NA	NA	NA	2,359,889	2,582,848	3,051,050	3,472,900
MML OTC 100*	NA	NA	NA	NA	NA	NA	454,754	658,005	889,599	1,059,606
MML Small Cap Equity*	NA	NA	NA	NA	NA	NA	1,571,769	2,001,384	1,947,951	1,869,919
Oppenheimer Aggressive Growth*	NA	NA	NA	NA	NA	NA	2,894,696	2,696,591	2,814,343	2,819,594
Oppenheimer Capital Appreciation*	NA	NA	NA	NA	NA	NA	5,649,051	5,837,490	6,125,553	6,166,084
Oppenheimer Global Securities*	NA	NA	NA	NA	NA	NA	2,917,288	3,203,726	3,084,147	3,642,166
Scudder VIT EAFE® Equity Index*, 2	NA	NA	NA	NA	NA	NA	287,457	465,770	468,537	462,025
Scudder VIT Small Cap Index*	NA	NA	NA	NA	NA	NA	447,871	751,299	1,005,442	1,294,363

Prior to June 1, 1996, the Condensed Financial Information reflected the Oppenheimer Money and Oppenheimer Bond sub-accounts investment in the Money Market and Income Portfolios of Panorama Fund, respectively. On June 1, 1996, we substituted shares of Oppenheimer Money Fund/VA and Oppenheimer Bond Fund/VA for shares of Panorama Fund’s Money Market and Income Portfolios, respectively. Therefore, effective June 1, 1996, the Condensed Financial Information reflects the Oppenheimer Money and Oppenheimer Bond sub-accounts investment in the Oppenheimer Money Fund/VA and Oppenheimer Bond Fund/VA, respectively. As of April 29, 2005, the Oppenheimer Bond Fund/VA will be called the Oppenheimer Core Bond Fund/VA.

*	Commencement of public offering was May 1, 2001.
[1]	As of April 29, 2005, this Sub-Account will be called Oppenheimer Core Bond Sub-Account.
[2]	Unavailable in contracts issued on or after May 1, 2005. For contracts issued prior to May 1, 2005, purchase payment allocations or transfers are allowed until July 25, 2005. The Sub-Account is being liquidated on July 25, 2005, at which time any contract value remaining in the Sub-Account will be transferred to the Oppenheimer Money Sub-Account.

Appendix A

A-2

PANORAMA

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

PANORAMA® SEPARATE ACCOUNT

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus for the Panorama Separate Account dated May 1, 2005, a copy of which may be obtained by writing MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067 or calling 1-800-272-2216 (press 2).

May 1, 2005

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COMPANY

In this Statement of Additional Information, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services company providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Panorama Separate Account (the “Separate Account”).

THE SEPARATE ACCOUNT

The Separate Account was established on June 23, 1981 in accordance with authorization by the Board of Directors of Connecticut Mutual Life Insurance Company (“CML”). Upon the merger of CML and MassMutual, MassMutual assumed ownership of the Separate Account.

Under Massachusetts law, the assets of the Separate Account are owned by MassMutual, but they are held separately from the other assets of MassMutual and are not chargeable with liabilities incurred in any business operation of MassMutual (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains, and losses incurred on the assets in the sub-accounts of the Separate Account, whether or not realized, are credited to or charged against that sub-account, without regard to other income, gains or losses of any other investment account or sub-account of MassMutual. Therefore, the investment performance of any sub-account is entirely independent of the investment performance of MassMutual’s General Account assets or any other separate account maintained by MassMutual.

The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a unit investment trust. It meets the definition of a “separate account” under the federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or of MassMutual.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. The contract does not offer any special purchase plan or exchange program not discussed in the prospectus.

UNDERWRITING ARRANGEMENTS

MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company. No compensation was paid to MML Distributors in 2002 or 2003. Compensation paid to MML Distributors in 2004 was $22,175.

Commissions will be paid through MML Distributors to agents and brokers. During 2002, 2003 and 2004, commission payments amounted to $83,203, $56,146, and $51,638 respectively.

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MML Distributors does business under different variations of its name; including the name MML Distributors, Limited Liability Company in the states of Ohio and West Virginia.

The contracts are no longer offered for sale. Purchase payments will, however, continue to be accepted under the contracts.

HOW ANNUITY PAYMENTS ARE DETERMINED

The dollar amount of annuity payments and the number of annuity units under deferred contracts in force more than three years are determined in three steps.

FIRST, a purchase rate per $1,000 of accumulated value is determined according to the Progressive Annuity Table (as adjusted for year of birth) using the age on the first payment date, and an assumed interest rate of 3 1/2% per year.

SECOND, the product of the accumulated value (divided by 1,000) and the purchase rate is divided by the value of an annuity unit on the first payment date to determine the number of annuity units in each sub-account. This number remains fixed for the life of the contract except in the case of certain joint annuities or if there is a transfer from one sub-account to another.

THIRD, the dollar amount of each annuity payment is determined by multiplying the number of annuity units by the annuity unit value or values as of the date on which the payment is made. This amount may increase or decrease from payment to payment.

For the annuity payments and reserve values to increase, the earnings of the participation must be at a rate higher than the total charges made against the sub-account plus the assumed interest rate used in constructing the annuity table.

For contracts issued prior to July 1, 1988 adjustments to the Progressive Annuity Table are made by an adjustment of one year in the annuitant’s age for each twenty (20) calendar years in birth date as shown in the following table:

Year of Birth	Adjusted Age
Before 1900	Actual Age +1
1900—1919	Actual Age
1920—1939	Actual Age - 1
1940—1959	Actual Age - 2
1960—1979	Actual Age - 3

Adjustments for years of birth after 1979 are made in a consistent manner.

The same procedure is followed for immediate contracts based on the net purchase payment and the value of an annuity unit on the issue date. If more than one sub-account is to be used to fund an annuity, the procedure would be repeated for each sub-account and annuity payments would be the total of those generated in each sub-account.

For deferred contracts in the income phase under a life annuity option during the first three years after issuance, the accumulated value will be subject to a contingent deferred sales charge.

Upon receipt of an election to exchange all or a portion of the annuity units of one sub-account for those of another, MassMutual will determine the dollar value of the next annuity payment from the first sub-account on

3

its due date, multiply that value by the percentage of the annuity units to be transferred and then credit the applicant with the number of annuity units in the sub-account to which the transfer is being made, which would give an equal dollar value. The number of annuity units equal to that dollar value would then be canceled in the original sub-account. Subsequent payments would reflect the changes in annuity unit values based on the changed number of annuity units in each sub-account.

HOW THE VALUE OF THE DEFERRED CONTRACT IS DETERMINED

The contract value of the deferred contract at any time prior to the commencement of annuity payments can be determined by multiplying the total number of accumulation units credited to the contract in each sub-account by the then current accumulation unit values in each. Each owner will be advised at least semi-annually of the number of accumulation units credited to each contract owned, the current accumulation unit values and the total value of each contract. Accumulation units are valued for each day that shares of the Fund are valued and any contract owner may at any time obtain the most recent values from the Annuity Service Center. Any applicable contingent deferred sales charges for making a full withdrawal of contract value must be deducted from this contract value to determine the amount that would be received upon a full withdrawal.

HOW THE ACCUMULATION UNIT VALUE IS DETERMINED

The value of an accumulation unit in each sub-account was set at $1.00 on the valuation date on which funds were first placed in the sub-account. Generally, a valuation date is any date on which MassMutual and the New York Stock Exchange are open for business. The value of an accumulation unit on any subsequent valuation date is determined by multiplying the value of an accumulation unit on the immediately preceding valuation date by the net investment factor for the valuation period just ended. A valuation period is a period of time between valuation dates.

Before describing how this net investment factor is determined, we would like to refer you to Appendix A of this Statement of Additional Information, where an example is given of how the factor works.

The factor’s purpose is essentially to provide a means of determining the daily fluctuations of the accumulation unit values due to the investment performance of the Fund and any charges made against the sub-account. The actual determination of the net investment factor is as follows.

At each valuation date, a net investment factor for each sub-account is determined from the investment performance of the underlying Portfolio of the Fund for the valuation period just ended. The net investment factor is calculated by dividing (a) by (b) and then subtracting (c), where

(a)  is the net asset value per share of the Portfolio at the end of the valuation period, plus the amount per share of any dividend or capital gain distribution made by the Fund for the Portfolio if the ex-dividend date occurs during the valuation period, minus the amount per Portfolio share of any realized or unrealized capital losses, minus the reserve per Portfolio share for taxes on realized and unrealized capital gains;

(b)  is the net asset value per Portfolio share at the beginning of the valuation period, minus the reserve per Portfolio share for taxes at the beginning of the valuation period;

(c)  is .000020 multiplied by the number of days in the valuation period.

Since the net investment factor may be less than one if the combined capital losses and deductions for any applicable taxes and daily charges exceed the investment income and capital gains, the value of an accumulation unit on any valuation date may be less than the value on the previous valuation date.

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DISTRIBUTION ON DEATH OF CONTRACT OWNER

The Deficit Reduction Act of 1984 (“DRA”) requires that affected annuity contracts issued after January 18, 1985 contain specific provisions for distribution of the policy proceeds upon the death of the contract owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that contracts provide that if the contract owner dies on or after the retirement date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the contract owner’s death. If the contract owner dies before the retirement date, the entire interest in the contract must generally be distributed within five (5) years after the contract owner’s date of death or be used to purchase an immediate annuity under which payments will begin within one year of the contract owner’s death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. If the beneficiary is the contract owner’s surviving spouse, the contract may be continued with the surviving spouse as the new contract owner. Contracts issued after January 18, 1985, contain endorsements intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in contracts issued after January 18, 1985, satisfy all such Code requirements. The provisions contained in contracts issued after January 18, 1985 will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

As a result of the technical corrections to the DRA effective for contracts issued on or after January 19, 1985 (the effective date of the original distribution provision under the DRA), the death of contract owner distribution rules will not apply to annuity contracts under qualified plans, qualified annuities, Keoghs, Tax Sheltered Annuities (“TSAs”) and Individual Retirement Annuities (“IRAs”). (However, these plans are subject to similar required distribution rules.)

For contracts issued on or after April 23, 1987, the following changes apply. Where the contract owner is not an individual, the primary annuitant is considered the holder for purposes of the rules discussed in this section. The primary annuitant is defined as the individual, the events in whose life which are of primary importance in affecting the timing and amount of the payout under the contract. In addition, when an individual is not the contract holder, a change in the primary annuitant is treated as the death of the holder. Finally, in the case of joint contract holders, the distribution rules will be applied at the death of the first of the holders.

VALUING THE UNDERLYING FUND SHARES

The shares of the Funds are valued at net asset value as of the end of each Valuation Period. Each Fund’s custodian provides these values daily. A complete description of the valuation method used in valuing Fund shares may be found in the prospectus of the respective Fund.

FEDERAL TAX MATTERS

General

Note:  The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

5

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e., when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified arrangements there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

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The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

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Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only as after the income portion is exhausted, as coming from principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not

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transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For contributions made for 2003 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2005 is $14,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be

9

contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain information disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $3,000 annual limitation applies to all of a taxpayer’s 2004 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or more, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

10

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities), and 408(b) (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

11

Section 457(b) Deferred Compensation (“Section 457(b)”) Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457(b) plan in any tax year is generally 100% of the employee’s includible compensation, up to $14,000 in 2005 and $15,000 in 2006. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457(b) plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457(b) plan provisions. Presently, tax-free transfers of assets in a tax-exempt Section 457(b) plan can only be made to another tax-exempt Section 457(b) plan in certain limited cases. This provision will continue to apply to tax-exempt 457(b) deferred compensation plans in years subsequent to 2001. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

Purchasers of contracts for use with Section 457 plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

EXPERTS

The financial statements of Panorama Separate Account as of December 31, 2004 and for the year then ended, and the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2004, and for the year then ended, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 23, 2005 refers to other auditors whose report on the financial statements of Panorama Separate Account, for the period ended December 31, 2003 and financial highlights for each year in the four-year or lesser period then ended, dated February 17, 2004, expressed an unqualified opinion on those statements. The KPMG LLP audit report dated March 14, 2005 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with accounting principles generally accepted in the United States of America and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, the KPMG LLP audit report refers to other auditors whose report on the statutory financial statements of Massachusetts Mutual Life Insurance Company, as of December 31, 2003, and for the years ended December 31, 2003 and 2002, dated March 5, 2004 (except with respect to the matter discussed in Note 17, as to which the date is March 14, 2005), expressed an unqualified opinion of those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions”. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

12

The financial statements included in this Statement of Additional Information for the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2003, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2003 and 2002 included elsewhere in this Statement of Additional Information have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as stated in their reports appearing herein and elsewhere in the registration statement (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions,” both of which practices differ from accounting principles generally accepted in the United States of America and the effect of the presentation change regarding the statutory statements of cash flows for the years ended December 31, 2003 and 2002 to the direct method from the indirect method) and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

13

APPENDIX A

GENERAL FORMULAE

(1)	Hypothetical Example of the Calculation of the Accumulation Unit Value for a Sub-Account.

Assume that the accumulation unit value of a sub-account at the beginning of a valuation period was $1.135000 and that the valuation period was a day. Suppose that at the end of that day the net asset value per fund share is $1.250000 and that there is a capital gain of $.000066 per fund share and a capital loss per fund share of $.000003 for that day, and that the reserve per fund share for taxes is $.000020 at the end of that day. Also assume that at the beginning of the valuation period the net asset value per fund share was $1.249536 and the reserve per fund share was $.000002.

The net investment factor for the sub-account for this valuation period would be:

1.250000 + 000066 - 000003 - 000020 1.249536—000002	-	.000020 = 1.000387

The accumulation unit value at the end of the valuation period would be equal to the value at the beginning of the period ($1.135000 multiplied by the net investment factor for the period (1.000387), which is $1.135439.

(2)	General Formulae for Computing the Amounts of the Monthly Annuity Payments under Deferred Contracts.

Number of Annuity Units =	Accumulated Value on the Maturity Date divided by 1,000 × Purchase Rate Annuity Unit Value on the Maturity Date

Annuity Unit Value =	Value of Annuity Unit on Preceding Valuation Date ×	Net Investment Factor for The Preceding Valuation Period 1.00 plus rate of interest for number of days in current Valuation Period at 3.5% yearly rate.

Dollar Amount of = Annuity Payment	Number of Annuity Units in × each Sub-Account	Annuity Unit Value on Payment Date in each Sub-Account

The determination of the Annuity Unit value and the annuity payment may be illustrated by the following hypothetical example.

Assume that the accumulation value is $34,500. The annuitant is 70 years old on the first payment date, and the date of birth is 1907. He desires a straight life variable annuity, using one sub-account.

As described under “How are immediate contract annuity payments determined?”, the age 70 rate ($6.37/thousand) is used. It is unadjusted for year of birth since the year of birth is between 1900 and 1919.

If the value of a sub-account annuity unit on the date of issue is $1.100000, then the number of annuity units is 6.37 times 34.5 divided by $1.100000 or 199.786.

Assume that the sub-account net investment factor for the valuation period preceding the Valuation Date at which an annuity payment is being calculated is 1.000179. Suppose the Annuity Unit value on the preceding

14

Valuation Date is $1.105000. The product of the net investment factor and this Annuity Unit value is $1.105198. This is then divided by 1.000094 which is 1.00 plus the rate of interest for a one day valuation period to neutralize the assumed investment rate of 3.5% per annum already taken into account in determining the number of Annuity Units, producing a current Annuity Unit value of $1.105094.

The current monthly payment is then determined by multiplying the fixed number of Annuity Units by the current Annuity Unit value or 199.786 times $1.105094, which produces a current monthly payment of $220.78.

This process would be repeated for each sub-account if more than one were to be used and the amounts arrived at would be totaled.

(3)	General Formulae and Hypothetical Illustration of Additional Benefit under Option C Unit Refund Life Annuity.

Following the annuitant’s death, the designated beneficiary will receive an additional payment under Option C of the then dollar value of a number of Annuity Units equal to (a) minus (b), if such difference is positive where:

(a)	=	Accumulated Value on the Maturity Date Annuity Unit Value on the Maturity Date

(b)	=	number of Annuity Units represented by each monthly annuity payment made × number of monthly payments made

For example, if $10,000 were applied to the purchase of an annuity under this option, the value of an Annuity Unit was $2.00 on the date applied, the number of Annuity Units represented by each monthly payment was 30.5, 10 monthly payments were made prior to the date of death, and the value of an Annuity Unit on the valuation date following receipt of proof of the annuitant’s death was $2.05, the amount paid to the beneficiary would be $9,624.75 computed as follows:

{($10,000 : $2.00) - (30.5 × 10)} × $2.05 =
(5,000 - 305) × $2.05 =
4,695 × $2.05 =	$9,624.75

15

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and

Contract Owners of Panorama Separate Account:

We have audited the accompanying statement of assets and liabilities of Panorama Separate Account (comprised of the sub-accounts listed in Note 2) (collectively, “the Account”) as of December 31, 2004, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statements of operations and changes in net assets of Panorama Separate Account for the period ended December 31, 2003, and financial highlights for each year in the four-year or lesser period ended December 31, 2003, were audited by other auditors whose report thereon dated February 17, 2004, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Panorama Separate Account as of December 31, 2004, and the results of its operations, changes in its net assets, and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Hartford, CT

February 23, 2005

Panorama Separate Account

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

	MML Equity Index Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Money Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account

ASSETS
Investments
Number of shares	216,504	161,791	202,117	45,441	2,244,136	141,796	142,749	18,031,633	42,778,013	128,160,941	45,207	120,873

Identified cost	$2,972,151	$554,649	$1,975,258	$1,657,202	$24,580,210	$4,859,354	$3,289,812	$18,031,633	$95,584,392	$194,206,945	$325,660	$1,402,760

Value	$3,225,913	$668,223	$2,569,615	$1,998,024	$25,807,566	$5,245,040	$4,212,533	$18,031,634	$80,422,664	$171,735,660	$431,270	$1,734,525
Dividends receivable	-	-	-	-	-	-	-	10,452	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	206	153	-	25	-	614	-	-	17	-	22	-

Total assets	3,226,119	668,376	2,569,615	1,998,049	25,807,566	5,245,654	4,212,533	18,042,086	80,422,681	171,735,660	431,292	1,734,525

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	6,104	-	-	6,993	24,944	54,701	-	-
Payable to Massachusetts Mutual Life Insurance Company	-	-	9,409	-	472	-	99	49,884	-	75,689	-	9,524

Total liabilities	-	-	9,409	-	6,576	-	99	56,877	24,944	130,390	-	9,524

NET ASSETS	$3,226,119	$668,376	$2,560,206	$1,998,049	$25,800,990	$5,245,654	$4,212,434	$17,985,209	$80,397,737	$171,605,270	$431,292	$1,725,001

Net Assets:
Accumulation units-value	$3,226,119	$668,376	$2,560,206	$1,998,049	$25,601,057	$5,245,654	$4,212,434	$17,760,599	$79,583,436	$169,848,391	$431,292	$1,725,001
Annuity reserves	-	-	-	-	199,933	-	-	224,610	814,301	1,756,879	-	-

Net assets	$3,226,119	$668,376	$2,560,206	$1,998,049	$25,800,990	$5,245,654	$4,212,434	$17,985,209	$80,397,737	$171,605,270	$431,292	$1,725,001

Outstanding units
Contract owners	3,472,900	1,059,606	1,869,919	2,819,594	4,065,349	6,166,084	3,642,166	6,027,934	7,167,597	24,161,014	462,025	1,294,363

UNIT VALUE
Panorama	$0.93	$0.63	$1.37	$0.71	$6.35	$0.85	$1.16	$2.98	$11.22	$7.10	$0.93	$1.33

See Notes to Financial Statements.

Panorama Separate Account

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2004

	MML Equity Index Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Money Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account
Investment Income
Dividends	$51,024	$3,907	$49,998	$-	$1,344,435	$15,738	$43,506	$187,887	$866,815	$3,814,302	$9,743	$6,757

Expenses
Mortality and expense risk fees	21,594	4,340	17,407	13,041	199,880	36,789	26,082	141,070	582,878	1,286,212	3,005	11,311

Net investment income (loss)	29,430	(433)	32,591	(13,041)	1,144,555	(21,051)	17,424	46,817	283,937	2,528,090	6,738	(4,554)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(32,150)	(27,218)	81,790	(42,801)	(304,608)	(104,681)	76,277	-	(6,259,159)	(9,577,697)	5,441	54,140
Change in net unrealized appreciation/depreciation of investments	290,154	88,065	227,912	375,668	391,992	437,832	539,388	-	12,390,401	21,402,024	59,646	199,008

Net gain (loss) on investments	258,004	60,847	309,702	332,867	87,384	333,151	615,665	-	6,131,242	11,824,327	65,087	253,148

Net increase (decrease) in net assets resulting from operations	287,434	60,414	342,293	319,826	1,231,939	312,100	633,089	46,817	6,415,179	14,352,417	71,825	248,594

Capital transactions:
Transfer of net premiums	105,404	37,094	69,679	64,510	258,950	183,141	113,641	364,573	1,477,900	1,710,220	19,945	40,776
Transfers due to death benefits	(26,718)	-	-	-	(230,157)	-	(8,075)	(320,244)	(524,969)	(1,974,000)	-	(8,099)
Transfers due to annuity benefit payments	-	-	-	-	(32,087)	-	-	(33,978)	(82,582)	(187,602)	-	-
Transfers due to withdrawal of funds	(275,938)	(68,764)	(238,010)	(182,795)	(4,131,063)	(590,618)	(479,611)	(6,393,002)	(9,489,063)	(23,283,612)	(66,594)	(264,295)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	2,977	-	-	8,763	15,484	60,589	-	-
Transfers between Sub-Accounts	550,358	127,458	77,300	119,272	(1,156,408)	432,202	938,038	3,208,496	(765,357)	(4,134,081)	36,090	561,799

Net increase (decrease) in net assets resulting from capital transactions	353,106	95,788	(91,031)	987	(5,287,788)	24,725	563,993	(3,165,392)	(9,368,587)	(27,808,486)	(10,559)	330,181

Total increase (decrease)	640,540	156,202	251,262	320,813	(4,055,849)	336,825	1,197,082	(3,118,575)	(2,953,408)	(13,456,069)	61,266	578,775

NET ASSETS, at beginning of the year	2,585,579	512,174	2,308,944	1,677,236	29,856,839	4,908,829	3,015,352	21,103,784	83,351,145	185,061,339	370,026	1,146,226

NET ASSETS, at end of the year	$3,226,119	$668,376	$2,560,206	$1,998,049	$25,800,990	$5,245,654	$4,212,434	$17,985,209	$80,397,737	$171,605,270	$431,292	$1,725,001

See Notes to Financial Statements.

Panorama Separate Account

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2003

	MML Equity Index Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Money Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE ® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account
Investment Income
Dividends (Note 3B)	$29,978	$-	$3,847	$-	$1,786,472	$15,622	$18,086	$193,020	$862,732	$5,789,817	$12,851	$5,766

Expenses
Mortality and expense risk fees (Note 7B)	15,328	2,731	14,246	10,658	231,699	30,632	17,417	176,747	548,610	1,283,100	2,184	5,222

Net investment income (loss) (Note 3C)	14,650	(2,731)	(10,399)	(10,658)	1,554,773	(15,010)	669	16,273	314,122	4,506,717	10,667	544

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(90,232)	(40,967)	(3,724)	(338,894)	(174,211)	(214,439)	(198,400)	-	(6,500,936)	(12,090,660)	(19,125)	(28,401)
Change in net unrealized appreciation/depreciation of investments	594,518	185,999	534,248	650,034	471,743	1,349,510	1,068,409	-	23,770,186	40,212,600	97,639	290,169

Net gain (loss) on investments	504,286	145,032	530,524	311,140	297,532	1,135,071	870,009	-	17,269,250	28,121,940	78,514	261,768

Net increase (decrease) in net assets resulting from operations	518,936	142,301	520,125	300,482	1,852,305	1,120,061	870,678	16,273	17,583,372	32,628,657	89,181	262,312

Capital transactions (Note 6):
Transfer of net premiums	70,937	29,853	36,567	72,581	488,914	152,028	111,901	531,969	2,007,715	2,624,998	19,437	30,998
Transfers due to withdrawal of funds	(230,240)	(35,911)	(180,684)	(254,799)	(3,511,292)	(375,194)	(388,807)	(6,965,651)	(8,152,171)	(22,344,594)	(39,918)	(155,002)
Transfers due to death benefits	-	-	(3,247)	(1,472)	(442,610)	(3,202)	(2,995)	(133,267)	(179,076)	(1,131,941)	(2,609)	-
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(157)	15	(1,287)	61	13	(491)	(1,288)	152	61	(3,198)	4	39
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	-	-	-	-	(11,603)	-	-	6,550	(650)	(55,578)	-	-
Transfers due to annuity benefit payments	-	-	-	-	(27,281)	-	-	(39,208)	(120,135)	(195,827)	-	-
Transfer to/from Sub-Accounts	504,663	119,172	117,384	271,425	(714,263)	417,601	219,771	121,079	(476,061)	(1,025,507)	26,071	418,665

Net increase (decrease) in net assets resulting from capital transactions	345,203	113,129	(31,267)	87,796	(4,218,122)	190,742	(61,418)	(6,478,376)	(6,920,317)	(22,131,647)	2,985	294,700

Total increase (decrease)	864,139	255,430	488,858	388,278	(2,365,817)	1,310,803	809,260	(6,462,103)	10,663,055	10,497,010	92,166	557,012

NET ASSETS, at beginning of the year	1,721,440	256,744	1,820,086	1,288,958	32,222,656	3,598,026	2,206,092	27,565,887	72,688,090	174,564,329	277,860	589,214

NET ASSETS, at end of the year	$2,585,579	$512,174	$2,308,944	$1,677,236	$29,856,839	$4,908,829	$3,015,352	$21,103,784	$83,351,145	$185,061,339	$370,026	$1,146,226

See Notes to Financial Statements.

Panorama Separate Account

Notes To Financial Statements

1.	ORGANIZATION

Panorama Separate Account (the “Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Separate Account is used exclusively for MassMutual’s Individual Deferred and Immediate Variable Annuity Contracts with single or periodic purchase payments.

The Separate Account is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Panorama Separate Account assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

The Separate Account consists of twelve Sub-Accounts as follows:

MML Series Investment Fund (“MML Trust”) is an open-end, management investment company registered under the 1940 Act with three of its separate series available to the Separate Account’s contract owners: MML Equity Index Fund, MML OTC 100 Fund, and MML Small Cap Equity Fund. MassMutual serves as investment adviser of each of the MML Funds pursuant to an investment management agreement. Babson Capital Management LLC (“Babson Capital”) (prior to August 6, 2004 the sub-adviser was called David L. Babson & Company Inc.), a controlled subsidiary of MassMutual, serves as the sub-adviser to the MML Small Cap Equity Fund. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund. Prior to January 31, 2003, Deutsche Asset Management, Inc. served as sub-adviser to these Funds.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act, with five of its Funds available to the Separate Account’s contract owners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, and Oppenheimer Money Fund/VA.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act, with two of its Portfolios available to the Separate Account’s contract owners: Panorama Growth Portfolio and Panorama Total Return Portfolio.

OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser to the Oppenheimer Funds and Panorama Fund.

Scudder Investment VIT Funds (“Scudder Investment”), prior to May 1, 2003 known as Deutsche Asset Management VIT Funds, is an investment company registered under the 1940 Act with two of its Funds available to the Separate Account’s contract owners: Scudder VIT EAFE® Equity Index Fund and Scudder VIT Small Cap Index Fund. Deutsche Asset Management, Inc. (“DeAM”) serves as the investment adviser to the Funds. Northern Trust Investments, N.A. serves as sub-adviser to these Funds.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment sub-accounts are each stated at fair value, which is the closing net asset value per share of each of the respective underlying Funds/Portfolios.

Notes To Financial Statements (Continued)

B.	Accounting for Investments

Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment sub-accounts.

C.	Federal Income Taxes

Operations of the Separate Account form a part of the total operations of MassMutual and the Separate Account is not taxed separately. MassMutual is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 7B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is increased quarterly for mortality gains and its proportionate share of any increases in value. The reserve is charged quarterly for mortality losses and its proportionate share of any decreases in value. Transfers to or from MassMutual are then made quarterly to adjust the Separate Account. Net transfers from MassMutual to the Separate Account totaled $94,525 for the year ended December 31, 2004. Net transfers from the Separate Account to MassMutual totaled $48,316 for the year ended December 31, 2003. The reserve is subject to a maximum 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of contracts except to the extent necessary to cover mortality losses under the contracts.

G.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1971 Individual Annuity Mortality Table of the 1983 Individual Annuity Mortality Table (a), depending on the year of issue.

4.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Panorama Separate Account. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

MML Investors Services, Inc. (“MMLISI”), a wholly-owned subsidiary of MassMutual, serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Panorama Separate Account. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable contract agents under applicable state insurance laws.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the contracts.

The contracts are no longer offered for sale; owners may, however, continue to make purchase payments under existing contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

5.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

	MML Equity Index Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account
Cost of purchases	$687,863	$229,969	$424,716	$336,846	$1,960,596	$662,651
Proceeds from sales	(305,252)	(134,729)	(473,731)	(348,946)	(6,154,813)	(659,670)

	Oppenheimer Global Securities Sub-Account	Oppenheimer Money Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account
Cost of purchases	$1,070,152	$3,927,453	$1,468,797	$3,999,642	$72,294	$637,991
Proceeds from sales	(488,679)	(7,009,956)	(10,644,069)	(29,227,491)	(76,056)	(302,883)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2004 were as follows:

December 31, 2004	MML Equity Index Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account

Units purchased	121,807	65,101	57,586	102,737	43,311	227,246
Units withdrawn	(343,983)	(118,720)	(189,592)	(275,429)	(713,383)	(722,818)
Units transferred between Sub-Accounts	644,026	223,626	53,974	177,943	(191,285)	536,103

Net increase (decrease)	421,850	170,007	(78,032)	5,251	(861,357)	40,531

December 31, 2004 (Continued)	Oppenheimer Global Securities Sub-Account	Oppenheimer Money Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account
Units purchased	112,843	125,326	142,648	281,085	24,466	34,552
Units withdrawn	(470,889)	(2,266,378)	(957,384)	(3,810,909)	(75,520)	(221,917)
Units transferred between Sub-Accounts	916,065	1,078,221	(72,981)	(623,489)	44,542	476,286

Net increase (decrease)	558,019	(1,062,831)	(887,717)	(4,153,313)	(6,512)	288,921

December 31, 2003	MML Equity Index Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account
Units purchased	95,141	60,082	34,536	137,863	119,428	221,881
Units withdrawn	(321,211)	(67,373)	(187,093)	(509,006)	(668,504)	(542,943)
Units transferred between Sub-Accounts	694,272	238,885	99,124	488,895	(117,985)	610,126

Net increase (decrease)	468,202	231,594	(53,433)	117,752	(667,061)	289,064

December 31, 2003 (Continued)	Oppenheimer Global Securities Sub-Account	Oppenheimer Money Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account
Units purchased	145,398	262,547	313,028	713,400	30,083	33,145
Units withdrawn	(535,395)	(2,384,930)	(944,437)	(4,016,466)	(61,027)	(179,863)
Units transferred between Sub-Accounts	270,418	40,752	(64,158)	(198,091)	33,711	400,861

Net increase (decrease)	(119,579)	(2,081,631)	(695,567)	(3,501,157)	2,767	254,143

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding (2004 and 2003 – total units; prior years – accumulation units), unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios, for each of the five years in the period ended December 31, 2004 follows:

	At December 31,			For the Years Ended December 31,
	Units	Net Assets		Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
		Unit Value	Amount
MML Equity Index Sub-Account
2004	3,472,900	$0.93	$3,226,119	1.72%	0.73%	9.62%
2003	3,051,050	0.85	2,585,579	1.42	0.73	27.15
2002	2,582,848	0.67	1,721,440	0.39	0.73	(23.00)
2001	2,359,889	0.87	2,043,421	0.73	0.73	(13.41)

MML OTC 100 Sub-Account
2004	1,059,606	0.63	668,376	0.66	0.73	9.56
2003	889,599	0.58	512,174	-	0.73	47.55
2002	658,005	0.39	256,744	(0.73)	0.73	(38.00)
2001	454,754	0.63	286,530	(0.69)	0.73	(36.99)

MML Small Cap Equity Sub-Account
2004	1,869,919	1.37	2,560,206	2.10	0.73	15.51
2003	1,947,951	1.19	2,308,944	0.20	0.73	30.34
2002	2,001,384	0.91	1,820,086	(0.47)	0.73	(12.00)
2001	1,571,769	1.04	1,633,207	0.10	0.73	3.91

Oppenheimer Aggressive Growth Sub-Account
2004	2,819,594	0.71	1,998,049	-	0.73	18.91
2003	2,814,343	0.60	1,677,236	-	0.73	24.68
2002	2,696,591	0.48	1,288,958	-	0.73	(28.36)
2001	2,894,696	0.67	1,930,201	12.61	0.73	(33.32)

Oppenheimer Bond Sub-Account
2004	4,065,349	6.35	25,800,990	4.92	0.73	4.73
2003	4,926,706	6.06	29,856,839	5.63	0.73	6.00
2002	5,593,767	5.72	32,222,656	6.46	0.73	8.33
2001	5,826,864	5.28	31,025,526	6.86	0.73	7.00
2000	6,366,563	4.93	31,678,815	8.74	0.73	5.33

Oppenheimer Capital Appreciation Sub-Account
2004	6,166,084	0.85	5,245,654	0.31	0.73	6.16
2003	6,125,553	0.80	4,908,829	0.37	0.73	29.99
2002	5,837,490	0.62	3,598,026	(0.12)	0.73	(27.06)
2001	5,649,051	0.85	4,796,241	5.94	0.73	(15.10)

Oppenheimer Global Securities Sub-Account
2004	3,642,166	1.16	4,212,434	1.22	0.73	18.30
2003	3,084,147	0.98	3,015,352	0.76	0.73	41.98
2002	3,203,726	0.69	2,206,092	(0.18)	0.73	(22.70)
2001	2,917,288	0.89	2,598,847	9.36	0.73	(10.91)

Oppenheimer Money Sub-Account
2004	6,027,934	2.98	17,985,209	0.97	0.73	0.25
2003	7,090,765	2.98	21,103,784	0.80	0.73	0.06
2002	9,172,397	2.97	27,565,887	0.73	0.73	0.68
2001	10,160,704	2.95	30,340,240	3.07	0.73	3.10
2000	11,091,772	2.86	32,157,090	5.18	0.73	5.38

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Net Assets		Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
		Unit Value	Amount
Panorama Growth Sub-Account
2004	7,167,597	$11.22	$80,397,737	1.09%	0.73%	8.40%
2003	8,055,314	10.35	83,351,145	1.15	0.73	25.89
2002	8,750,881	8.22	72,688,090	0.28	0.73	(19.56)
2001	10,298,277	10.22	106,284,905	0.56	0.73	(11.26)
2000	12,627,372	11.51	146,675,146	30.14	0.73	(13.29)

Panorama Total Return Sub-Account
2004	24,161,014	7.10	171,605,270	2.17	0.73	8.67
2003	28,314,327	6.54	185,061,339	3.29	0.73	20.22
2002	31,815,485	5.44	174,564,329	2.84	0.73	(15.07)
2001	38,962,877	6.40	251,677,006	3.86	0.73	(7.62)
2000	48,152,721	6.93	336,334,761	17.48	0.73	(3.21)

Scudder VIT EAFE® Equity Index Sub-Account
2004	462,025	0.93	431,292	2.36	0.73	18.20
2003	468,537	0.79	370,026	4.29	0.73	32.38
2002	465,770	0.60	277,860	1.40	0.73	(22.17)
2001	287,457	0.77	220,328	(0.70)	0.73	(23.35)

Scudder VIT Small Cap Index Sub-Account
2004	1,294,363	1.33	1,725,001	0.43	0.73	16.90
2003	1,005,442	1.14	1,146,226	0.80	0.73	45.36
2002	751,299	0.78	589,214	0.12	0.73	(21.21)
2001	447,871	0.99	445,528	7.28	0.73	(0.53)

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
[2]	The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge This charge is assessed through a reduction in unit values.	0.73% of the daily value of the assets invested in each fund.

Annual Maintenance Charge	$40 per contract, annually
This charge is assessed through the redemption of units.

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statement of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2004, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2003, and for the years ended December 31, 2003 and 2002 were audited by other auditors whose report thereon dated March 5, 2004 (except with respect to the matter discussed in Note 17, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.”

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flows for the year then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

/s/ KPMG LLP

March 14, 2005

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2004	2003
	(In Millions)
Assets:

Bonds	$38,493	$32,567
Common stocks	969	776
Mortgage loans	8,805	7,643
Policy loans	6,912	6,564
Real estate	1,485	1,867
Other investments	5,392	4,939
Cash, cash equivalents and short-term investments	2,296	6,535

Total invested assets	64,352	60,891

Accrued investment income	747	775
Other assets	1,113	1,135

Total assets excluding separate accounts	66,212	62,801

Separate account assets	29,375	22,943

Total assets	$95,587	$85,744

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2004	2003
	(In Millions)
Liabilities:

Policyholders’ reserves	$50,744	$47,190
Deposit fund balances	5,047	4,791
Policyholders’ dividends	1,016	1,121
Policyholders’ claims and other benefits	242	228
Federal income taxes	339	104
Asset valuation reserves	1,140	888
Other liabilities	2,009	2,228

Total liabilities excluding separate accounts	60,537	56,550

Separate account liabilities	28,759	22,912

Total liabilities	89,296	79,462

Policyholders’ contingency reserves	6,291	6,282

Total liabilities and policyholders’ contingency reserves	$95,587	$85,744

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Revenue:

Premium income	$12,500	$12,152	$10,301
Net investment income	3,838	3,870	3,755
Fees and other income	311	257	252

Total revenue	16,649	16,279	14,308

Benefits and expenses:

Policyholders’ benefits and payments	7,795	7,110	6,579
Addition to policyholders’ reserves and funds	5,827	6,105	4,735
Operating expenses	1,112	863	715
Commissions	520	548	432
State taxes, licenses and fees	107	113	93

Total benefits and expenses	15,361	14,739	12,554

Net gain from operations before dividends and federal income taxes	1,288	1,540	1,754

Dividends to policyholders	996	1,098	1,163

Net gain from operations before federal income taxes	292	442	591

Federal income tax expense (benefit)	132	(122)	(138)

Net gain from operations	160	564	729

Net realized capital gains (losses)	137	(190)	664

Net income	$297	$374	$1,393

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES

IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Policyholders’ contingency reserves, beginning of year	$6,282	$6,105	$5,151

Increase (decrease) due to:
Net income	297	374	1,393
Change in net unrealized capital gains (losses)	120	249	(333)
Change in net unrealized foreign exchange capital gains (losses)	39	(129)	(123)
Change in asset valuation reserves	(252)	(398)	202
Change in non-admitted assets	(246)	(238)	(146)
Change in reserve valuation basis	6	—	(57)
Change in net deferred income taxes	59	81	19
Issuance of surplus notes	—	250	—
Other	(14)	(12)	(1)

Net increase	9	177	954

Policyholders’ contingency reserves, end of year	$6,291	$6,282	$6,105

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Cash flows from operating activities:
Premium and other income collected	$12,871	$12,404	$10,468
Net investment income	3,890	3,679	3,633
Benefit payments	(7,630)	(7,125)	(6,548)
Dividends paid to policyholders	(1,100)	(1,180)	(1,108)
Net transfers to separate accounts	(3,327)	(2,706)	(1,225)
Commissions, expenses and taxes paid	(1,685)	(1,512)	(1,324)

Net cash provided by operating activities	3,019	3,560	3,896

Cash flows from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	11,699	12,299	9,898
Common stocks	539	475	423
Mortgage loans	1,978	1,504	1,335
Real estate	703	198	325
Other investments	802	591	384

	15,721	15,067	12,365

Cost of investments acquired:
Bonds	(17,421)	(16,857)	(11,141)
Common stocks	(591)	(397)	(626)
Mortgage loans	(3,159)	(2,070)	(1,456)
Real estate	(302)	(318)	(229)
Other investments	(1,180)	(1,254)	(646)

	(22,653)	(20,896)	(14,098)
Disbursements of policy loans, net of repayments	(348)	(310)	(182)

Net cash applied in investing activities	(7,280)	(6,139)	(1,915)

Cash flows from financing and other activities:
Net deposits on deposit-type contracts	994	560	893
Surplus notes	—	250	—
Other cash (applied) provided	(972)	126	620

Net cash provided by financing and other activities	22	936	1,513

Net (decrease) increase in cash, cash equivalents and short-term investments	(4,239)	(1,643)	3,494
Cash, cash equivalents and short-term investments, beginning of year	6,535	8,178	4,684

Cash, cash equivalents and short-term investments, end of year	$2,296	$6,535	$8,178

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (the “Company”) and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, retirement and savings products, structured settlement annuities, investments, mutual funds, and trust services to individual and institutional customers. The Company is organized as a mutual life insurance company.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

On January 1, 2003, the Company adopted Statement of Statutory Accounting Principles (“SSAP”) No. 86 “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.” For 2002, prior to the adoption of SSAP No. 86, changes in the fair value of derivative financial instruments were recorded in realized capital gains and losses. Beginning in 2003, changes in the fair value of these instruments are recorded in the Statutory Statement of Changes in Policyholders’ Contingency Reserves as unrealized capital gains and losses. See Note 3 for additional information regarding the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves, whereas GAAP would include the change in deferred taxes as a component of net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries, variable interest entities and other controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas GAAP would report these notes as

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against policyholders’ contingency reserves, whereas GAAP records these assets, net of any valuation allowance; (i) reinsurance recoverables are reported as a reduction of policyholders’ reserves and deposit fund balances, whereas under GAAP, these recoverables are reported as an asset; (j) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize policyholders’ contingency reserves against fluctuations in the value of stocks, real estate investments, and partnerships and limited liability companies as well as credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not require this reserve; (k) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (l) changes in the fair value of derivative financial instruments are recorded as a change in policyholders’ contingency reserves, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (m) comprehensive income is not presented, whereas under GAAP unrealized capital gains and losses, minimum pension liability, and foreign currency exchange and translations are presented as comprehensive income; (n) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or securities and account for them separately; and (o) certain annuity and universal life contracts are maintained in the separate accounts, whereas GAAP would report these contracts in the general assets and liabilities of the Company.

The Division has the right to permit other specific practices that differ from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company prior to December 31, 2003 was allowed as an admitted asset. The amount of this admitted asset was limited to the prepaid balance at December 31, 2000 and was reduced each quarter until the asset equaled zero at December 31, 2003. This permitted practice did not affect net income. As of December 31, 2004 and 2003, the Company had no permitted practices. A reconciliation of the Company’s policyholders’ contingency reserves between the practices permitted by the Division and Codification of Statutory Accounting Principles (“Codification”) as of December 31, 2002 is as follows:

(In Millions)
Policyholders’ contingency reserves, as reported	$6,105
Less admitted prepaid pension asset	(128)

Policyholders’ contingency reserves, Codification	$5,977

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the value of real estate held for sale, the carrying values of investments and derivatives, investment valuation reserves on mortgage loans, other-than-temporary impairments, and the liability for future policyholders’ reserves and deposit fund balances. Future events, including but not limited to changes in the levels of mortality, morbidity, interest rates, persistency and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain 2003 and 2002 balances have been reclassified to conform to the current year presentation.

b.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

The carrying value of bonds is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

The Company utilizes the retrospective adjustment method of accounting for mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are amortized over the weighted-average life of the securities using cash flow prepayment assumptions obtained from broker-dealer data and internal models, which factor in mortgage type, seasonings, coupons, current interest rates and the economic environment.

c.	Common stocks

Common stocks are valued at fair value with unrealized capital gains and losses included as a change in policyholders’ contingency reserves. Common stock transactions are recorded on a trade date basis.

The fair value of common stocks is based on values provided by the NAIC’s SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

d.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. The evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, changes occur in the market or as negotiations with the borrowing entity evolve. After the measurement of an impairment, an adjustment to the valuation allowance is recorded in net unrealized capital gains or losses.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the mortgage loan agreement or modified mortgage loan agreement.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. The fair value for policy loans approximates the carrying value reported in the Statutory Statements of Financial Position. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

f.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when fair value less selling costs is below depreciated cost. Changes in the valuation reserves for real estate are included in realized capital gains or losses.

Real estate acquired in satisfaction of debt is recorded at fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

Real estate transferred to separate accounts is transferred at the fair market value on the date the transaction occurs.

g.	Other investments

Other investments consist of investments in partnerships and limited liability companies (“LLCs”), derivative financial instruments, common stock of unconsolidated subsidiaries and affiliates, preferred stocks and other miscellaneous investments.

Partnerships and LLCs are accounted for using the equity method with changes included in the change in unrealized capital gains and losses in policyholders’ contingency reserves. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings which would justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by evaluating the Company’s current equity value in the underlying investment, performed by assessing the partnership or LLC’s balance sheet, cash flow and current financial condition. Dividends are recorded in net investment income when received.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of the invested assets until other suitable investments become available. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, asset and equity swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as a change in unrealized capital gains and losses in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. Gains and losses realized on the termination, closing, or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

Common stock of unconsolidated subsidiaries is accounted for using the equity method with changes included in the change in unrealized capital gains and losses in policyholders’ contingency reserves. The Company accounts for the value of its investment in its subsidiary, MassMutual Holding LLC (“MMHLLC”) at its underlying GAAP net equity, adjusted for certain non-admitted assets. The Company records net investment income to the extent that dividends are paid by MMHLLC.

Generally, preferred stocks in good standing are valued at amortized cost.

h.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments and investments purchased with maturities of greater than three months and less than or equal to twelve months.

The Company has entered into repurchase agreements whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Repurchase agreements are accounted for as collateralized lendings with the cash paid for the securities recorded in the financial statements as a short-term investment.

The estimated fair value for these instruments approximates the carrying values reported in the Statutory Statements of Financial Position.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Securities lending

In 2004, the Company entered into a fee-based securities lending program whereby certain securities are loaned to third-party brokers. The Company retains control over loaned securities, which remain assets of the Company, and are not removed from the accounting records. The Company has the ability to sell the securities while on loan. Fees received for loaning the securities, net of direct expenses, are recorded in net investment income. Interest income on loaned securities that is unrelated to securities lending is recorded in the appropriate investment category consistent with the type of securities lent.

The Company’s policy requires a minimum of 102% of the market value of the loaned securities to be separately held as collateral for the loans; however, the Company does not record or have use of the collateral. Collateral may include Treasuries, agency bonds, mortgage-backed securities, and investment grade corporate securities. The Company has the right to terminate the program at any time.

j.	Accrued investment income

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired mortgage loans more than 60 days past due; (c) mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

k.	Other assets

Other assets primarily include the deferred tax asset, fixed assets, outstanding premium and reinsurance recoverables.

Fixed assets are included in other assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range from one to ten years for leasehold improvements and three to ten years for all other fixed assets. Most unamortized software and office equipment costs are non-admitted assets.

l.	Non-admitted assets

Assets designated as non-admitted by the NAIC include furniture, certain equipment, the prepaid pension plan asset, the interest maintenance reserve (“IMR”) asset, and certain other receivables, advances and prepayments. Such amounts are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

m.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, for which the policyholder assumes the investment risk; and guaranteed separate accounts, for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported in net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded in net income.

The Company on occasion may transfer investments to seed separate investment accounts at fair market value. Realized capital gains associated with these transfers are deferred and recognized when separate account products are issued or when the separate investment account subsequently sells these transferred investments. Realized capital losses associated with these transfers are recognized immediately.

n.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods using applicable interest rates.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and using the 1964 Commissioner Disability Table and 1985 Commissioner Individual Disability Table A morbidity tables with assumed interest rates.

Disabled life reserves are calculated using actuarially accepted methodology using the 1964 Commissioner Disability Table, 1985 Commissioner Individual Disability Table A and 2001 Commissioner Individual Disability Table C morbidity tables. Due to a change from an issue-year basis to an incurral-year basis for valuation assumptions, effective January 1, 2002, the Company strengthened disabled life reserves resulting in a $54 million decrease in policyholders’ contingency reserves.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unpaid claims and claim expense reserves are related to disability and long-term care claims with long-tail payouts. Unpaid disability claim liabilities are established based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and on-going claims. Interest accrued on reserves has been calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement Instructions. Traditional life, permanent and term products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The reserve method applied to standard policies is used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had $30,930 million and $29,867 million of insurance in force at December 31, 2004 and 2003, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division.

Guaranteed minimum death benefit (“GMDB”) reserves on certain variable universal life and variable individual annuity products are also established by the Company. These reserves are largely a function of historical separate account returns, assumptions regarding future separate account returns, and the contractual provisions of the issued GMDBs. During 2003, the Company reflected an amendment to Actuarial Guideline XXXIV related to GMDB reserves. There was no significant impact on the required reserves for GMDBs. The GMDB reserve balances as of December 31, 2004 and 2003 were $5 million.

During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to December 31, 2001, resulting in a $3 million decrease in policyholders’ contingency reserves.

All policy liabilities and accruals are based on the various estimates discussed above and are presented net of reinsurance. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

o.	Deposit fund balances

Reserves for funding agreements and investment-type contracts such as guaranteed investment contracts, deposit administration, supplementary contracts, and immediate

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

participation guarantee contracts are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

p.	Policyholders’ dividends

Policyholders’ dividends to be paid in the following year are approved annually by the Company’s Board of Directors. The allocation of these dividends reflects the relative contribution of each group of participating policies to policyholders’ contingency reserves and considers, among other factors, investment returns, mortality and morbidity experience, expenses and income tax charges. Policyholders’ dividends payable represent the estimated amount of dividends due to policyholders at December 31, 2004 and 2003. Policyholders’ dividends are recorded in net income.

q.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize policyholders’ contingency reserves against fluctuations in the value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. The AVR is reported in the Statutory Statements of Financial Position, while the change in the AVR is reported in the Statutory Statements of Changes in Policyholders’ Contingency Reserves.

r.	Other liabilities

Other liabilities primarily include reverse repurchase agreements, collateral held on derivative contracts, due and accrued expenses, and amounts held for agents.

The Company has entered into agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These reverse repurchase agreements are accounted for as collateralized borrowings. The underlying securities are accounted for as an investment by the Company, while the proceeds from the sale of the securities are recorded as a liability. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense.

s.	Policyholders’ contingency reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

t.	Participating contracts

Participating contracts issued by the Company represented approximately 68% of the Company’s policyholders’ reserves and deposit fund balances as of December 31, 2004.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

u.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable primarily to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. The Company also assumes insurance risk through reinsurance agreements with its subsidiaries. Reserve credits on modified coinsurance agreements are recorded in fees and other income.

v.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded in benefits and expenses.

w.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method. Net realized after-tax capital losses of $19 million, $53 million and $44 million were deferred into the IMR in 2004, 2003 and 2002, respectively.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

3.	New accounting standards

In December 2004, the NAIC’s Emerging Accounting Issues Working Group issued Interpretation (“INT”) 04-17, “Impact of Medicare Modernization Act on Postretirement Benefits,” which provided guidance to adopt the final conclusions in Financial Accounting Standards Board Staff Position (“FSP”) 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003” (“the Act”) with certain modifications. The Act introduced a prescription drug benefit under

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Medicare (“Medicare Part D”) and a federal subsidy to sponsors of retirement health care plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The Company adopted INT 04-17 during 2004 and has elected retrospective application with a measurement date of January 1, 2004. This resulted in a reduction in the accumulated postretirement benefit obligation (“APBO”) for the subsidy related to benefits attributed to past service of $33 million and resulted in a reduction in net periodic postretirement costs (“NPBC”) for the year of $3 million. Of the $3 million reduction in NPBC for 2004, $1 million is associated with the amortization of actuarial experience, and $2 million is the resulting reduction in interest costs on the APBO.

In June 2004, the NAIC issued Statement of Statutory Accounting Principles (“SSAP”) No. 91 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with an effective date of January 1, 2005. SSAP No. 91 supercedes SSAP No. 18 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, SSAP No. 33 “Securitization”, and SSAP No. 45 “Repurchase Agreements, Reverse Repurchase Agreements and Dollar Repurchase Agreements.” SSAP No. 91 establishes statutory accounting principles for transfers and servicing of financial assets, including asset securitizations and securitizations of policy acquisition costs, extinguishments of liabilities, repurchase agreements and reverse repurchase agreements, including dollar repurchase and dollar reverse repurchase agreements. The provisions of SSAP No. 91 are to be applied prospectively and will not have a material impact on the Company’s financial condition or results of operation.

In June 2004, the NAIC issued SSAP No. 88 “Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 46” with an effective date of January 1, 2005. SSAP No. 88 supercedes SSAP No. 46 “Investments in Subsidiary, Controlled, and Affiliated Entities”, and amends SSAP No. 68 “Business Combinations and Goodwill” and changes the statutory accounting principles for investments in subsidiaries, controlled and affiliated investments. Adoption of SSAP No. 88 is expected to cause a reduction in policyholders’ contingency reserves arising from a lower carrying value of the Company’s subsidiary, MassMutual Holding LLC, of approximately $11 million attributable to certain adjustments made to the GAAP carrying value of foreign insurance subsidiaries. Changes resulting from the adoption of this statement will be accounted for as a change in accounting principle with a corresponding charge to policyholders’ contingency reserves.

In December 2003, the Company adopted SSAP No. 89 “Accounting for Pensions.” SSAP No. 89 supercedes SSAP No. 8 “Pensions.” SSAP No. 89 clarifies that changes in the minimum pension liability are to be recorded as a component of policyholders’ contingency reserves and not as a component of net income. Accordingly, the Company reported the increase in the minimum liability included in policyholders’ contingency reserves for the year ended December 31, 2003 of $16 million.

On January 1, 2003, the Company adopted SSAP No. 86. SSAP No. 86 supercedes SSAP No. 31 and establishes statutory accounting principles for derivative instruments and hedging, income generation, and replication (synthetic asset) transactions using selected concepts outlined in Financial Accounting Standards Board Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SSAP No. 86 requires that derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge shall be valued and reported in a manner that is consistent with the hedged asset or liability. SSAP No. 86 also requires that derivative instruments used in hedging transactions that do

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

not meet or no longer meet the criteria of an effective hedge shall be accounted for at fair value and the changes in fair value shall be recorded as unrealized capital gains or losses. SSAP No. 86 is effective for derivative transactions entered into or modified on or after January 1, 2003. For derivative contracts entered into prior to January 1, 2003, insurers could choose to either follow SSAP No. 31 or apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. The Company elected to apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. Adoption of SSAP No. 86 by the Company changes the reporting of derivatives mark-to-market that do not qualify for hedge accounting from realized capital gains and losses to unrealized capital gains and losses with no impact on policyholders’ contingency reserves. Accordingly, the Company reported the change in the market value of its open derivative contracts for the years ended December 31, 2004 and 2003 of $209 million and $90 million, respectively, as a change in net unrealized capital losses on the Statutory Statements of Changes in Policyholders’ Contingency Reserves and for the year ended December 31, 2002 of $934 million in net realized capital gains.

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2004
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$9,688	$335	$9	$10,014
Debt securities issued by foreign governments	85	26	—	111
Asset-backed securities	2,635	67	10	2,692
Mortgage-backed securities	7,444	375	176	7,643
State and local governments	90	6	1	95
Corporate debt securities	14,421	903	54	15,270
Utilities	1,376	108	3	1,481
Affiliates	2,754	16	7	2,763

	$38,493	$1,836	$260	$40,069

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2003
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,707	$237	$107	$6,837
Debt securities issued by foreign governments	120	28	—	148
Asset-backed securities	1,639	62	10	1,691
Mortgage-backed securities	4,330	165	18	4,477
State and local governments	101	7	2	106
Corporate debt securities	16,117	1,269	100	17,286
Utilities	1,163	102	5	1,260
Affiliates	2,390	26	3	2,413

	$32,567	$1,896	$245	$34,218

The following table summarizes the carrying value and fair value of bonds at December 31, 2004 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$947	$959
Due after one year through five years	7,456	7,765
Due after five years through ten years	8,900	9,419
Due after ten years	10,987	11,462

	28,290	29,605
Asset and mortgage-backed securities	10,203	10,464

	$38,493	$40,069

The proceeds from sales and gross realized capital gain and loss activity, including other-than-temporary impairments, were as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Proceeds from sales	$3,700	$4,465	$5,772
Gross realized capital gains	84	195	96
Gross realized capital losses	114	222	273

Portions of realized capital gains and losses were deferred into the IMR. Other-than-temporary impairments on bonds during the years ended December 31, 2004, 2003 and 2002 were $62 million, $157 million and $187 million, respectively, and were included in realized capital losses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities have been in a continuous unrealized loss position. At December 31, 2004 the Company had $31 million of these unrealized losses recorded as a reduction to its carrying value of bonds.

	December 31, 2004
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$1,317	$6	7	$60	$3	4
Debt securities issued by foreign governments	2	—	3	—	1	1
Asset-backed securities	596	9	49	122	2	19
Mortgage-backed securities	1,850	165	69	326	11	16
State and local governments	4	—	1	26	1	1
Corporate debt securities	1,805	56	269	467	27	76
Utilities	96	1	17	71	2	12
Affiliates	1,398	7	7	22	—	2

	$7,068	$244	422	$1,094	$47	131

	December 31, 2003
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$2,628	$104	21	$55	$2	3
Debt securities issued by foreign governments	—	1	1	2	—	3
Asset-backed securities	429	13	49	63	10	33
Mortgage-backed securities	1,572	29	110	64	2	16
State and local governments	25	2	1	—	—	—
Corporate debt securities	1,676	71	183	309	29	54
Utilities	218	13	69	53	10	40
Affiliates	6	—	2	48	3	5

	$6,554	$233	436	$594	$56	154

Through the Company’s comprehensive evaluation, management concluded that the unrealized losses related to the bonds are not subject to an other-than-temporary designation. Mortgage-backed securities and corporate debt securities in default or not-in-good standing status, including those trading below 80% of cost for a minimum of six months, are subjected to quarterly review and impaired to fair value. The unrealized losses on investments in U.S. Treasury securities, mortgage-backed securities and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

corporate debt securities were primarily caused by interest rate increases, partially offset by underlying quality improvement related to strengthening economic conditions. The Company has the ability and intent to hold these securities until a market price recovery or maturity.

The Company is not exposed to any significant concentrations of credit risk from a single or group non-governmental issue.

b.	Common stocks

The cost and carrying value of common stocks, including warrants, were as follows:

	December 31,
	2004	2003
	(In Millions)
Cost	$700	$581
Gross unrealized gains	305	225
Gross unrealized losses	(36)	(30)

Carrying value	$969	$776

The gain and loss activity of common stocks, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$138	$91	$59
Gross realized capital losses	21	44	87

Other-than-temporary impairments on common stocks were $9 million, $26 million and $26 million during the years ended December 31, 2004, 2003 and 2002, respectively, and were included in realized capital losses.

The Company performed an analysis of the fair values and gross unrealized losses aggregated by length of time for those common stocks that have been in a continuous unrealized loss position. At December 31, 2004, of the $36 million in unrealized losses, $15 million were related to unrealized losses 12 months or longer. The fair value of these securities in an unrealized loss position for 12 months or longer was $12 million and consisted of 49 issuers. At December 31, 2003, of the $30 million in unrealized losses, $24 million were related to unrealized losses 12 months or longer. The fair value of these securities in an unrealized loss position for 12 months or longer was $28 million and consisted of 93 issuers.

Through the Company’s comprehensive evaluation, management concluded that the unrealized losses related to the common stocks and warrants do not qualify as other-than-temporarily impaired. Common stock, where the issuers are in default or not-in-good standing status, including those trading below 70% of cost for a minimum of 12 months,

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

are subject to quarterly review and impaired to fair value. Review for impairments on warrants are combined with the review of bonds in which they were originally issued. The Company has the ability and intent to hold the remaining securities in an unrealized loss position until a market price recovery.

At December 31, 2004, the Company had $236 million of common stock in which the transfer of ownership was restricted by governmental or contractual requirements.

The Company is not exposed to any significant concentrations of credit risk from a single or group issue.

c.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $8,805 million and $7,643 million, net of valuation allowances of $10 million and $17 million, at December 31, 2004 and 2003, respectively. The Company’s commercial mortgage loans primarily finance various types of commercial properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. Taxes, assessments and amounts advanced not included in the mortgage loan total were less than $1 million at December 31, 2004 and 2003.

At December 31, 2004, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2005	$595
2006	735
2007	496
2008	522
2009	568
Thereafter	3,343

Commercial mortgage loans	6,259
Residential mortgage loan pools	2,546

Total mortgage loans	$8,805

The Company invests in commercial mortgage loans collateralized by commercial real estate. The lending rates, including fixed and variable, on the portfolio of commercial mortgage loans ranged from 2.9% to 14.7% and from 2.4% to 14.7% for the years ended December 31, 2004 and 2003, respectively. The lending rates on the mezzanine loan portfolio ranged from 8.8% to 18.6% and from 10.0% to 10.5% for the years ended December 31, 2004 and 2003, respectively. During 2004, commercial mortgage loan lending rates on new issues, including fixed and variable, ranged from 2.9% to 8.0%, and mezzanine loan lending rates ranged from 8.8% to 18.6%.

The maximum percentage of any one commercial loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 92% and 81% at December 31, 2004 and 2003,

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

respectively. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 98% and 96% at December 31, 2004 and 2003, respectively.

The gain and loss activity of mortgage loans, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$—	$2	$5
Gross realized capital losses	4	4	4

Other-than-temporary impairments of mortgage loans were $3 million for the year ended December 31, 2004, and were included in realized capital losses. There were no other-than-temporary impairments of mortgage loans for the year ended December 31, 2003.

At December 31, 2004, the Company had one restructured loan with an amortized cost of $1 million and no related valuation allowance. At December 31, 2003, the Company had two restructured loans with an amortized cost of $2 million, and a related valuation allowance of $2 million. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. There was no interest deferred to future periods for the years ended December 31, 2004 and 2003.

Activity in the valuation allowance for mortgage loans was as follows:

	Years Ended December 31,
	2004	2003
	(In Millions)
Balance, beginning of year	$17	$14
Provision charged to policyholders’ contingency reserves	7	5
Direct write-downs charged against allowances	(3)	(1)
Recoveries of amounts previously provided for	(11)	(1)

Balance, end of year	$10	$17

A portion of the Company’s mortgage loans was impaired and consisted of the following:

	Years Ended December 31,
	2004	2003
	(In Millions)
Impaired mortgage loans with valuation allowance	$58	$103
Impaired mortgage loans without valuation allowance	—	—

Total	58	103
Less valuation allowances on impaired loans	(10)	(17)

Net carrying value of impaired mortgage loans	$48	$86

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The average recorded investment in impaired mortgage loans was $93 million and $103 million for the years ended December 31, 2004 and 2003, respectively. Interest income on impaired loans was $5 million, $8 million and $6 million for years ended December 31, 2004, 2003 and 2002, respectively.

There were no mortgage loans with interest 180 days past due at December 31, 2004 or 2003.

The geographic distributions of the mortgage loans were as follows:

	December 31,
	2004	2003
	(In Millions)
California	$1,203	$1,128
Texas	529	569
Illinois	399	340
New York	391	351
Massachusetts	389	465
Florida	271	257
All other states and countries	3,077	2,885

Commercial mortgage loans	6,259	5,995
Residential mortgage loan pools	2,546	1,648

Total mortgage loans	$8,805	$7,643

d.	Real estate

The carrying value of real estate was as follows:

	Years Ended December 31,
	2004	2003
	(In Millions)
Held for the production of income	$2,119	$2,322
Accumulated depreciation	(623)	(700)
Encumbrances	(206)	(35)

Held for the production of income, net	1,290	1,587

Held for sale	138	269
Accumulated depreciation	(30)	(59)
Valuation reserves	(15)	(5)

Held for sale, net	93	205

Occupied by the Company	213	180
Accumulated depreciation	(111)	(105)

Occupied by the Company, net	102	75

Total real estate	$1,485	$1,867

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value of non-income producing real estate was $16 million and $111 million at December 31, 2004 and 2003, respectively. None of the properties which are non-income producing real estate were under construction or major renovation at December 31, 2004 or 2003.

Depreciation expense on real estate was $103 million, $107 million and $102 million for the years ended December 31, 2004, 2003 and 2002, respectively.

In 2004, the Company transferred real estate with a fair value of $533 million into a real estate separate account offered to contract holders. Gains related to the transfer were deferred. The deferred gain is recognized as the Company’s ownership is redeemed or when the separate investment account sells the underlying real estate during the normal course of business. As of December 31, 2004 the Company had a deferred gain of $159 million related to this transfer.

The gain and loss activity of real estate investments, including impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$146	$13	$122
Gross realized capital losses	23	4	4

Impairments on real estate for the year ended December 31, 2004, were $2 million and were included in realized capital losses. Impairments on real estate for the years ended December 31, 2003 and 2002, were less than $1 million.

The Company is not exposed to any significant concentrations of credit risk in its real estate portfolio.

e.	Other investments

Other investments include investments in partnerships and LLCs, derivative financial instruments, common stock of unconsolidated subsidiaries and affiliates, preferred stocks and other miscellaneous investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying values of other investments were as follows:

	December 31,
	2004	2003
	(In Millions)
Partnerships and LLCs	$1,829	$1,402
Derivative financial instruments	1,478	1,671
Common stock of unconsolidated subsidiaries and affiliates	1,921	1,671
Preferred stocks	161	165
Other	3	30

Total other investments	$5,392	$4,939

The gain and loss activity of partnerships and LLCs, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$28	$24	$11
Gross realized capital losses	65	33	38

Other-than-temporary impairments relating to investments in partnerships and LLCs for the years ended December 31, 2004, 2003 and 2002 were $49 million, $32 million and $37 million, respectively, and were included in realized capital losses.

The Company is not exposed to any significant concentrations of credit risk in other investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Bonds	$2,089	$1,966	$2,028
Common stocks	30	20	12
Mortgage loans	578	530	535
Policy loans	507	505	497
Real estate	280	290	323
Derivative financial instruments	373	451	396
Cash, cash equivalents and short-term investments	111	132	135
Other investments	266	303	174

Gross investment income	4,234	4,197	4,100
Amortization of IMR	34	117	56
Net gain from separate accounts	11	—	—
Less investment expenses	(441)	(444)	(401)

Total net investment income	$3,838	$3,870	$3,755

g.	Net realized capital gains and losses

Net realized capital gains and losses were derived from the following sources:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Bonds	$(30)	$(27)	$(177)
Common stocks	117	47	(28)
Mortgage loans	(4)	(2)	1
Real estate	123	9	118
Derivative financial instruments - closed	(28)	(214)	(88)
Other investments	(39)	(56)	(149)
Federal and state taxes	(21)	—	9

	118	(243)	(314)

Derivative financial instruments mark-to-market	—	—	934

Net realized capital gains (losses) before deferral to IMR	118	(243)	620

Net losses deferred to IMR	28	82	66
Less taxes on net deferred losses	(9)	(29)	(22)

Net after tax losses deferred to IMR	19	53	44

Total net realized capital gains (losses)	$137	$(190)	$664

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Securities lending

As of December 31, 2004, securities with a fair value of $2,026 million were on loan under the program. Collateral, in the form of securities, of $2,129 million was held on the Company’s behalf, by a trustee, as of December 31, 2004.

i.	Repurchase and reverse repurchase agreements

At December 31, 2004, the Company had repurchase agreements outstanding with a total carrying value of $28 million. The maturities of these agreements ranged from January 13, 2005 through January 25, 2005, while the interest rates ranged from 2.4% to 2.5%. The outstanding amount at December 31, 2004 was collateralized by bonds with a fair value of $28 million. There were no repurchase agreements at December 31, 2003.

At December 31, 2004 and 2003, the Company had reverse repurchase agreements outstanding with total carrying values of $52 million and $188 million, respectively. At December 31, 2004, the maturities of these agreements ranged from January 12, 2005 through February 4, 2005, while the interest rates ranged from 2.0% to 2.5%. The outstanding amounts at December 31, 2004 and 2003 were collateralized by bonds with a fair value of $51 million and $192 million, respectively.

5.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of invested assets until other suitable investments become available. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, asset and equity swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount.

The Company utilizes certain other agreements including forward commitments and asset and equity swaps to reduce exposures to various risks. Forward contracts are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBAs”) forward contracts to engage in the investment risk and return of mortgage-backed securities. TBAs provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for its TBAs as derivatives.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with the counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2004 and 2003, the Company held collateral of $1,358 million and $1,579 million, respectively. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $152 million and $181 million at December 31, 2004 and 2003, respectively. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables summarize the carrying values, which equals fair value, and notional amounts of the Company’s derivative financial instruments:

	December 31, 2004
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$966	$22,295	$2	$247
Currency, asset and equity swaps	379	1,042	68	264
Options	133	6,899	—	—
Interest rate caps and floors	5	1,000	—	—
Forward commitments	(5)	599	6	341
Financial futures – short positions	—	64	—	—
Financial futures – long positions	—	856	—	—

Total	$1,478	$32,755	$76	$852

	December 31, 2003
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$1,222	$26,784	$6	$537
Currency, asset and equity swaps	302	909	40	290
Options	102	5,175	—	—
Interest rate caps and floors	10	1,000	—	—
Forward commitments	35	3,141	7	40
Financial futures – short positions	—	549	—	—

Total	$1,671	$37,558	$53	$867

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial and other indices.

6.	Fair value of financial instruments

These fair value disclosures may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s financial instruments:

	December 31,
	2004		2003
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$38,493	$40,069	$32,567	$34,218
Common stocks	969	969	776	776
Preferred stocks	161	170	165	174
Mortgage loans	8,805	9,152	7,643	8,152
Policy loans	6,912	6,912	6,564	6,564
Derivative financial instruments	1,478	1,478	1,671	1,671
Cash, cash equivalents and short-term investments	2,296	2,296	6,535	6,535

Financial liabilities:
Derivative financial instruments	76	76	53	53
Funding agreements	3,651	3,741	3,405	3,511
Investment-type insurance contracts	11,150	11,193	10,398	10,391

As of December 31, 2004, external vendors and broker quotations were the pricing sources for 72% of bond securities and internal models were the pricing sources for 28% of bond securities.

7.	Fixed assets

The Company has fixed assets, comprised primarily of internally developed software, operating software, EDP equipment, office equipment and furniture. Fixed assets amounted to $148 million and $165 million, net of accumulated depreciation of $274 million and $230 million, at December 31, 2004 and 2003, respectively. Depreciation expense on fixed assets for the years ended December 31, 2004, 2003 and 2002 was $59 million, $63 million, and $55 million, respectively.

8.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2004 (in millions):

Issue Year	Amount	Interest Rate	Maturity Date
1993	$250	7.625%	2023
1994	100	7.500%	2024
2003	250	5.625%	2033

Total	$600

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. These surplus notes are held by bank custodians for unaffiliated investors. Issuance was approved by the Division.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003.

Interest on the notes issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Division. Interest of $41 million, $34 million and $27 million was approved and paid in 2004, 2003 and 2002, respectively.

9.	Related party transactions

The Company has management and service contracts and cost sharing arrangements with various unconsolidated subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts and arrangements related to unconsolidated subsidiaries and affiliates were $151 million, $155 million and $194 million for 2004, 2003 and 2002, respectively. The majority of these fees were from C.M. Life Insurance Company (“C.M. Life”), which accounted for $113 million in 2004, $121 million in 2003, and $162 million in 2002.

The Company has agreements with its affiliates, including Babson Capital Management LLC (“Babson Capital”) and OppenheimerFunds Inc., whereby the Company receives revenue from these affiliates for certain recordkeeping and other services that the Company provides to its customers that select investment options that invest in mutual funds managed by these affiliates. For the years ended December 31, 2004 and 2003, revenue of $15 million and $13 million, respectively, was recorded by the Company under these agreements.

Various unconsolidated subsidiaries and affiliates, including Babson Capital, provide investment advisory services to the Company. Total fees for such services were $147 million, $132 million and $116 million for 2004, 2003 and 2002, respectively. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company. Total fees for such services were $9 million, $8 million and $9 million for 2004, 2003 and 2002, respectively.

In 2003, the Company entered into a modified coinsurance agreement with its unconsolidated Japanese affiliate, MassMutual Life Insurance Company, on certain life insurance products. Total premium assumed under this agreement was $40 million in 2004 and $41 million in 2003. Fees and other income included $6 million and $40 million of expense allowances in 2004 and 2003, respectively. Total policyholders’ benefits assumed were $14 million and $12 million in 2004 and 2003, respectively. A modified coinsurance adjustment of $16 million and $17 million from the Company to its Japanese affiliate was recorded in 2004 and 2003, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has reinsurance agreements with its subsidiaries, C.M. Life and MML Bay State Life Insurance Company (“Bay State”), including stop-loss, coinsurance, modified coinsurance and yearly renewable term agreements on life insurance products. Total premium assumed on these agreements were $168 million in 2004, $239 million in 2003 and $153 million in 2002. Fees and other income include an $86 million, $104 million and $98 million expense allowance in 2004, 2003 and 2002, respectively. Total policyholders’ benefits incurred on these agreements were $92 million in 2004, $62 million in 2003 and $46 million in 2002. A modified coinsurance adjustment of $40 million, $37 million and $37 million was received from Bay State and C.M. Life in 2004, 2003 and 2002, respectively. In 2004, 2003 and 2002 experience refunds of $16 million, $16 million and $6 million, respectively, were paid to Bay State and C.M. Life. Effective November 1, 2004, the Company terminated its coinsurance agreements for new business related to two universal life products with C.M. Life.

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life, whereby certain Company variable annuity policyholders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. Surrender benefits, related to these exchange programs, were $118 million, $117 million and $256 million in 2004, 2003 and 2002, respectively. The Company has an agreement with C.M. Life to compensate the Company for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company had recorded commissions receivable of approximately $1 million as of December 31, 2004 and 2003 and received commissions of $5 million, $9 million and $5 million from C.M. Life for the years ended December 31, 2004, 2003 and 2002, respectively.

The Company had outstanding amounts due to affiliates Babson Capital of $23 million at 4.5% and $16 million at 4.7% and Cornerstone Real Estate Advisers LLC of $4 million at 4.5% and $3 million at 5.0% at December 31, 2004 and 2003, respectively. The amounts are due in 2008 and 2007, respectively, but early repayment may be made at the option of the Company. Both are payable semi-annually in arrears. Interest accrued and paid was $1 million through December 31, 2004 and less than $1 million through December 31, 2003.

10.	Reinsurance

The Company cedes insurance to other insurers in order to limit its insurance risk. Most of the amounts reinsured are on a yearly renewable term basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company and its officers and directors do not own any portion of a non-affiliated reinsurer nor were any policies issued by the Company reinsured with a company chartered

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

in a country other than the United States which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

No new agreements have been executed nor existing agreements amended, since January 1, 2004, to include policies or contracts which were in force or which had existing reserves established by the Company as of the effective date of the agreements. The Company did not write-off any reinsurance balances and had no commutation of ceded reinsurance.

If all reinsurance agreements were terminated by either party as of December 31, 2004, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $797 million.

Premium ceded to unaffiliated insurers were $378 million, $328 million and $277 million and reinsurance recoveries were $166 million, $187 million and $156 million for the years ended December 31, 2004, 2003 and 2002, respectively. Reserves ceded to unaffiliated insurers were $928 million and $708 million as of December 31, 2004 and 2003, respectively. Amounts recoverable from unaffiliated reinsurers were $50 million and $47 million as of December 31, 2004 and 2003, respectively. At December 31, 2004, one reinsurer accounted for 39% of the outstanding reinsurance recoverable and the next largest reinsurer had 19% of the balance.

11.	Investments in unconsolidated subsidiaries

The Company has two primary domestic life insurance subsidiaries, C.M. Life, a direct subsidiary which primarily writes fixed and variable annuities and universal life insurance business, and Bay State, an indirectly-owned subsidiary which primarily writes variable life and bank-owned life insurance business.

The Company’s wholly-owned subsidiary, MMHLLC, is the parent of subsidiaries which include retail and institutional asset management, registered broker-dealer, and international life and annuity operations.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. Dividend payments from insurance subsidiaries are subject to certain restrictions imposed by statutory authorities. Additionally, dividend payments from other subsidiaries are limited to their retained earnings.

For domestic insurance subsidiaries, substantially all of the statutory shareholder’s equity of approximately $411 million at December 31, 2004 is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without the prior approval from the Department. The Company’s domestic insurance subsidiary, C.M. Life, is required to obtain prior approval for dividend payments in 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For international insurance subsidiaries, the most significant insurance regulatory jurisdictions include Japan, Taiwan, Hong Kong and Bermuda. Historically, the Company reinvested a substantial portion of its unrestricted earnings in its operations and believes such continued reinvestment in the future will be adequate to meet any foreseeable capital requirements.

In 2004, 2003 and 2002, the Company received $100 million, $150 million and $100 million, respectively, in dividends from MMHLLC. At December 31, 2004 MMHLLC had retained earnings of $361 million. Operating results, less dividends declared, for MMHLLC are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. The Company held debt issued by MMHLLC and its subsidiaries that amounted to $2,493 million and $2,270 million at December 31, 2004 and 2003, respectively. The Company received interest income on MMHLLC debt of $88 million, $132 million and $120 million in 2004, 2003 and 2002, respectively.

In 2004, 2003 and 2002, the Company contributed additional paid-in capital of $30 million, $256 million, and $255 million, respectively, to unconsolidated subsidiaries, principally MMHLLC and C.M. Life.

Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries as of December 31 and for the years then ended:

	As of and for the Years Ended December 31,
	2004	2003	2002
	(In Millions)
Total revenue	$2,295	$1,946	$2,336
Net income	72	105	16
Assets	13,299	11,690	9,994
Liabilities	12,680	11,081	9,446

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is GAAP financial information for other unconsolidated subsidiaries:

	As of and for the Years Ended December 31,
	2004	2003	2002
	(In Millions)
Total revenue	$4,214	$3,230	$3,026
Net income	342	274	22
Assets	19,608	14,824	12,924
Liabilities	18,042	13,557	12,055

12.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and interest rates credited by type of product ($ in millions):

	December 31,
	2004		2003
	Amount	Interest Rates	Amount	Interest Rates
Individual life	$26,936	2.5% - 6.0%	$25,827	2.5% - 6.0%
Group annuities	9,006	2.3% - 11.3%	8,348	2.3% - 11.3%
Group life	7,973	2.5% - 4.5%	6,958	2.5% - 4.5%
Individual annuities	2,617	2.3% - 11.3%	2,297	2.3% - 11.3%
Disabled life claim reserves	1,591	3.0% - 6.0%	1,515	3.0% - 6.0%
Individual universal and variable life	1,136	3.5% - 6.0%	846	3.5% - 6.0%
Guaranteed investment contracts	819	2.5% - 13.0%	751	2.3% - 15.2%
Disability active life reserves	513	3.0% - 6.0%	504	3.0% - 6.0%
Other	153	2.5% - 4.5%	144	2.5% - 4.5%

Total	$50,744		$47,190

b.	Deposit fund balances

The following table summarizes deposit fund balances and interest rates credited by type of product ($ in millions):

	December 31,
	2004		2003
	Amount	Interest Rates	Amount	Interest Rates
Funding agreements	$3,651	1.2% - 10.2%	$3,481	1.2% - 13.0%
Dividend accumulations	614	4.6% - 5.1%	611	4.6% - 5.6%
Supplementary contracts	631	2.5% - 8.0%	544	3.0% - 7.0%
Other	151	4.0% - 5.0%	155	4.0% - 5.0%

Total	$5,047		$4,791

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Funding agreements

The Company created trusts which established a $2 billion European Medium-Term Note Program and a $5 billion Global Medium-Term Note Program. The purpose of both programs is to issue medium-term notes to domestic and international investors. Proceeds from the sale of the medium-term notes by an unconsolidated affiliated trust are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. As of December 31, 2004, the Company has cumulatively issued $3,754 million of funding agreements under these programs.

Guaranteed investment contracts (“GICs”) are pension plan investment contracts that pay a specified non-participating interest rate on contributions and pay book value at a specified maturity date. Contributions and withdrawals are largely fixed at the time of sale.

Structurally the same as GICs, funding agreements are investment contracts sold to the domestic non-qualified market. The terms of the agreements in general do not give the holder the right to terminate the contract prior to the contractually stated maturity dates. As of December 31, 2004, approximately $146 million can be surrendered with a market-value adjustment. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

As of December 31, 2004, the Company’s maturity schedule for investment contract liabilities was as follows:

	Funding Agreements	Traditional GICs	Total
	(In Millions)
2005	$553	$182	$735
2006	814	122	936
2007	517	150	667
2008	305	93	398
2009	479	265	744
Thereafter	983	7	990

Total	$3,651	$819	$4,470

d.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all expenses associated with processing and settling these claims. This estimation process is based significantly on the assumption that past experience is an appropriate indicator of future events, and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. Accordingly, actual claim reserves may vary from present estimates. The amounts recorded for unpaid claim and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the disabled life unpaid claims and claim expense reserves:

	December 31,
	2004	2003
	(In Millions)
Claim reserves, beginning of year	$1,642	$1,610
Less reinsurance recoverables	(79)	(55)

Net claim reserves, beginning of year	1,563	1,555

Claims paid related to:
Current year	(7)	(9)
Prior years	(240)	(228)

Total claims paid	(247)	(237)

Incurred related to:
Current year’s incurred	173	185
Current year’s interest	4	4
Prior years’ incurred	39	(17)
Prior years’ interest	73	73

Total incurred	289	245

Adjustments to policyholders’ contingency reserves	19	—

Net claim reserves, end of year	1,624	1,563
Plus reinsurance recoverables	98	79

Claim reserves, end of year	$1,722	$1,642

The adjustments to policyholders’ contingency reserves in accordance with statutory accounting principles are due to corrections related to reinsurance credits applied to disability income claims and data within the disability income reserving system, which were partially offset by reserve methodology refinements.

The changes in reserves for incurred claims related to prior years are primarily the result of ongoing analysis of recent loss development trends.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table reconciles the disabled life claim reserves to net claim reserves at the end of the year presented in the table above. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2004	2003
	(In Millions)
Disabled life claim reserves	$1,591	$1,515
Accrued claim liabilities	33	48

Net claim reserves, end of year	$1,624	$1,563

13.	Postretirement and benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension and savings plan

The Company has funded and unfunded non-contributory defined benefit pension plans. The plans cover substantially all employees and agents. For some participants, benefits are calculated on the greater of a formula based on either final average earnings and length of service or the cash balance formula which calculates benefits based on amounts allocated to participants that take into consideration age, service and salary during their careers.

The Company’s policy is to fund pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $40 million and $48 million to its qualified defined benefit plan for the years ended December 31, 2004 and 2003, respectively.

The Company sponsors funded and unfunded defined contribution plans for substantially all of its employees and agents. The Company contributes to the funded plan by matching participant contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

The matching contributions by the Company were $21 million, $18 million and $15 million for the years ended December 31, 2004, 2003 and 2002, respectively, and are included in operating expenses.

The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Other postretirement benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and dependents. The health care plan is contributory; a portion of the basic life insurance plan is non-contributory. Substantially all of the Company’s employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company’s management. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

The initial transition obligation of $138 million is being amortized over twenty years through 2012. At December 31, 2004 and 2003, the net unfunded accumulated benefit obligation was $247 million and $266 million, respectively, for employees and agents eligible to retire or currently retired and $39 million and $37 million, respectively, for participants not eligible to retire.

In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (“the Act”) was signed into law. The Act introduced a prescription drug benefit under Medicare (“Medicare Part D”) and a federal subsidy to sponsors of retirement health care plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. In December 2004, the NAIC issued Interpretation 04-17, “Impact of Medicare Modernization Act on Postretirement Benefits,” providing final guidance on accounting for the Act. The Company recorded the effects of the subsidy in measuring net periodic postretirement benefit cost for the twelve months ended December 31, 2004. This resulted in a reduction in the accumulated postretirement benefit obligation (“APBO”) for the subsidy related to benefits attributed to past service of $33 million. The Company has not incurred a reduction in current gross benefit payments and expects to receive subsidy payments beginning in 2006.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Prepaid benefit costs are non-admitted. Accrued benefit costs are included in other liabilities in the Company’s Statutory Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(In Millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$1,126	$986	$282	$261
Service cost	34	27	5	5
Interest cost	66	65	15	17
Medicare prescription direct subsidy	—	—	(33)	—
Actuarial loss	32	11	9	14
Benefits paid	(61)	(58)	(27)	(20)
Contribution by plan participants	—	—	7	5
Change in actuarial assumptions	—	95	—	—

Benefit obligation, end of year	$1,197	$1,126	$258	$282

Change in plan assets:
Fair value of plan assets, beginning of year	$964	$846	$16	$16
Actual return on plan assets	115	115	—	—
Employer contribution	53	61	15	15
Benefits paid	(61)	(58)	(27)	(20)
Contributions by plan participants	—	—	7	5

Fair value of plan assets, end of year	$1,071	$964	$11	$16

Funded status:	$(126)	$(162)	$(247)	$(266)
Unrecognized net actuarial loss	451	487	36	60
Remaining net obligation at initial date of application	7	8	42	48
Effect of fourth quarter activity	3	3	4	6

Subtotal net amount recognized	335	336	$(165)	$(152)

Less assets non-admitted	480	475

Net amount recognized	$(145)	$(139)

Benefit obligation for non-vested employees	$31	$24	$39	$37

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(In Millions)
Amounts recognized in the Statutory Statements of Financial Position:
Prepaid benefit cost	$473	$467	$—	$—
Intangible assets	7	8	—	—
Less assets non-admitted	480	475	—	—

Net prepaid pension plan asset	—	—	—	—
Accrued benefit cost	(189)	(173)	(165)	(152)
Policyholders’ contingency reserves	44	34	—	—

Net amount recognized	$(145)	$(139)	$(165)	$(152)

The accumulated benefit obligation for all defined benefit pension plans was $1,130 million and $1,065 million at December 31, 2004 and 2003, respectively.

The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for the pension plans with an accumulated benefit obligation in excess of plan assets are as follows:

	December 31,
	2004	2003
	(In Millions)
Projected benefit obligation	$197	$187
Accumulated benefit obligation	189	173
Fair value of plan assets	—	—

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net periodic (benefit) cost is included in operating expenses on the Statutory Statements of Income for the years ended December 31, 2004 and 2003 and contains the following components:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(In Millions)
Components of net periodic (benefit) cost:
Service cost	$34	$27	$5	$6
Interest cost	66	65	15	17
Expected return on plan assets	(76)	(79)	—	(1)
Amortization of unrecognized transition obligation	1	1	5	5
Amount of recognized (gains) and losses	27	12	1	1

Total net periodic (benefit) cost	$52	$26	$26	$28

Increase in minimum liability included in policyholders’ contingency reserves	$9	$16	$—	$—

The weighted-average assumptions and assumed health care cost trend rates at September 30, 2004 and 2003 used by the Company to calculate the benefit obligations as of those dates and to determine the benefit costs in the subsequent plan year are as follows:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
Weighted-average assumptions:
Discount rate	6.00%	6.00%	6.00%	6.00%
Increase in future compensation levels	4.00%	4.00%	4.00%	4.00%
Long-term rate of return on assets	8.00%	8.00%	3.00%	6.00%
Health care cost trend rate	—	—	9.00%	9.00%
Ultimate health care cost trend rate after gradual decrease until 2008 and 2007, respectively	—	—	5.00%	5.00%

The long-term rate of return for the qualified pension plan is established via a building block approach with proper consideration for diversification and rebalancing. Historical markets are studied and long-term historical relationships between equities and fixed-income are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors such as inflation and interest rates are evaluated before long-term capital market assumptions are determined.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Assumed health care cost trend rates have an effect on the amounts reported for the health care plans. A one-percentage point change in the assumed health care cost trend rate would have the following effects in 2004:

	One Percentage Point Increase	One Percentage Point Decrease
	(In Millions)
Effect on total service and interest cost	$1	$1
Effect on other postretirement benefit obligation	16	15

The Company’s pension plan weighted-average asset allocations by asset category are as follows:

	Plan Assets At December 31,
Asset Category	Actual 2004	2004 Target Ranges	Actual 2003
Domestic equity	54%	45.0% - 55.0%	54%
International equity	11	7.5% - 12.5%	11
Domestic fixed income	27	25.0% - 35.0%	27
Alternative investments	8	7.5% - 12.5%	8

Total	100%		100%

As of December 31, 2004 and 2003, pension plan assets of $1,150 million and $1,035 million, respectively, are invested in group annuity contracts which invest in the Company’s general and separate accounts.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Furthermore, equity investments are diversified across U.S. and non-U.S. stocks, as well as growth, value, and small and large capitalizations. Alternative assets such as real estate, private equity and hedge funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset/liability studies.

During 2003, an asset/liability study was performed that resulted in a rebalancing of the portfolio and newly targeted asset allocation ranges.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s other postretirement benefit plans weighted-average asset allocations by asset category are as follows:

	Plan Assets At December 31,
Asset Category	2004	2003
Domestic fixed income	50%	42%
Cash and cash equivalents	50	58

Total	100%	100%

The Company invests in highly liquid money market investments and other fixed-income investments to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional amounts sufficient to satisfy reasonably anticipated spikes in such liability amounts.

The Company expects to spend $14 million to meet its expected obligations under its nonqualified pension plans and $19 million to its other postretirement benefit plan in 2005.

The expected future benefit payments and Medicare prescription direct subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Direct Subsidy
	(In Millions)
2005	$58	$19	$—
2006	60	20	2
2007	63	22	2
2008	66	23	2
2009	69	24	2
Years 2010-2014	404	140	14

The net expense charged to operations for all employee benefit plans was $160 million, $132 million and $87 million for the years ended December 31, 2004, 2003 and 2002, respectively.

14.	Federal income taxes

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported as a separate component of policyholders’ contingency reserves. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and of permanent differences, such as policyholder dividends and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and policyholders’ contingency reserves are as follows:

	December 31,
	2004	2003
	(In Millions)
Total deferred tax assets	$2,246	$2,013
Total deferred tax liabilities	(1,244)	(1,215)

Net deferred tax asset	1,002	798
Deferred tax assets non-admitted	(607)	(427)

Net admitted deferred tax asset	$395	$371

(Increase) decrease in non-admitted asset	$(180)	$52

The provision for incurred taxes (benefit) on earnings are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Federal income tax expense (benefit)	$122	$(132)	$(144)
Foreign income tax expense	10	10	6

	132	(122)	(138)
Federal income tax expense (benefit) on net capital gains (losses)	21	—	(9)

Federal and foreign income tax expense (benefit)	$153	$(122)	$(147)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2004	2003
	(In Millions)
Deferred tax assets:
Reserve items	$615	$574
Policy acquisition costs	422	389
Non-admitted assets	250	244
Policyholder dividend related items	212	234
Investment items	196	208
Unrealized investment losses	169	62
Pension and compensation related items	154	166
Other	228	136

Total deferred tax assets	2,246	2,013
Non-admitted deferred tax assets	(607)	(427)

Admitted deferred tax assets	1,639	1,586

Deferred tax liabilities:
Unrealized investment gains	611	649
Investment items	224	162
Deferred and uncollected premium	175	177
Pension items	167	162
Other	67	65

Total deferred tax liabilities	1,244	1,215

Net admitted deferred tax assets	$395	$371

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2004	2003
	(In Millions)
Change in deferred tax assets	$233	$(31)
Change in deferred tax liabilities	(29)	(172)

Increase (decrease) in deferred tax asset	204	(203)
Tax effect of unrealized (losses) gains	(145)	284

Increase in net deferred income tax	$59	$81

As of December 31, 2004, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for federal and foreign income tax expense (benefit) is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Provision computed at statutory rate	$151	$70	$421
Policyholder dividends	52	(34)	(174)
Investment items	(51)	(138)	(58)
Tax credits	(46)	(38)	(36)
Non-admitted assets	(6)	(52)	(179)
Other	(6)	(11)	(11)

Total	$94	$(203)	$(37)

Federal and foreign income tax expense (benefit)	$153	$(122)	$(147)
Change in net deferred income taxes	(59)	(81)	110

Total statutory income taxes	$94	$(203)	$(37)

During the year ended December 31, 2004, the Company received federal income tax refunds in the amount of $85 million. During the years ended December 31, 2003 and 2002, the Company paid federal income taxes in the amounts of $107 million and $195 million, respectively. As of December 31, 2004, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were as follows: $5 million in 2004, $101 million in 2003, and $75 million in 2002.

The Job Creation and Worker Assistance Act of 2002 suspended the limitation on the deductibility of the Company’s dividends paid to policyholders for 2001 through 2003. The Pension Funding Equity Act of 2004 repealed the limitation for 2005 and later years. Given the absence of data from the United States Internal Revenue Service (“IRS”) needed to calculate the 2004 limitation, an estimate based on the actual limitation from prior years has been used.

The American Jobs Creation Act of 2004, enacted October 22, 2004, allows a deduction of 85% of certain foreign earnings that are repatriated by December 31, 2005. The Company does not expect to be able to complete its evaluation of this provision until Congress or the Treasury Department provides additional guidance. The range of amounts that the Company may repatriate under this provision is between zero and $85 million. The related range of income tax is between zero and $5 million.

The Company plans to file its 2004 federal income tax return with its eligible subsidiaries and certain affiliates. The Company and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The IRS has completed its examination of the Company’s income tax returns through 1997 and is currently examining 1998 through 2000. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2004 and 2003 or for the three years ended December 31, 2004.

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, the Medium-Term Note Program and international operations. The Company mitigates its currency exposures related to the Medium-Term Note Program and a portion of its currency exposure related to its international operations through the use of derivatives. Capital invested by the Company in its international operations is not subject to currency exchange risk as the assets backing the capital are denominated in U.S. dollars.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Leases

The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Total rental expense on operating leases was $32 million, $39 million and $34 million for the years ended December 31, 2004, 2003 and 2002, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Future minimum lease commitments are as follows:

(In Millions)
2005	$32
2006	29
2007	25
2008	21
2009	13
Thereafter	19

Total	$139

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In 2004, the Company entered into a settlement agreement and received preliminary court approval resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of approximately $268 million in 2004. This estimated amount represents the cost to the Company of the settlement including related expenses.

e.	Regulatory inquiries

The Company is, from time to time, also involved in various governmental and administrative proceedings or regulatory investigations and inquiries. Along with others in our industry, the Company has been contacted by regulatory agencies for information relating to business practices. The Company is cooperating with these regulatory agencies and is responding to those information requests. The Company cannot predict with certainty the likely outcome of the inquiries or how its business may be affected by the inquiries or the regulatory investigations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. At December 31, 2004 and 2003, the Company had approximately $1,325 million and $925 million of outstanding unsecured funding commitments, respectively, and a $500 million support agreement related to unsecured credit facilities.

In the normal course of business, the Company enters into letter of credit arrangements. At December 31, 2004 and 2003, the Company had approximately $46 million and $68 million of outstanding letters of credit, respectively. At December 31, 2004 and 2003, the Company had no liability attributable to the support agreement, letters of credit, or the funding commitments.

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2004, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and partnerships and LLCs, which totaled $1,069 million, $567 million and $1,388 million, respectively. The majority of these commitments have funding periods that extend from one to five years. The Company is not required to fund commitments once the commitment period expires.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. At December 31, 2004 and 2003, the Company had no outstanding obligations attributable to these commitments and guarantees.

16.	Withdrawal characteristics

a.	Annuity actuarial reserves and deposit fund liabilities

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2004 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$7,691	17%
At book value less current surrender charge of 5% or more	392	1
At fair value	26,489	59

Subtotal	34,572	77
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,483	5
Not subject to discretionary withdrawal	7,924	18

Total	$44,979	100%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2004:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$9,006
Policyholders’ reserves - individual annuities	2,617
Policyholders’ reserves - guaranteed interest contracts	819
Deposit fund balances	5,047

Subtotal	17,489
Separate Account Annual Statement:
Annuities	26,480
Other contract deposit funds and guaranteed interest contracts	1,010

Subtotal	27,490

Total	$44,979

b.	Separate accounts

Information regarding the separate accounts of the Company, as of and for the period ended December 31, 2004 is as follows:

	Guaranteed	Non- Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits	$1,000	$4,942	$5,942

Reserves:
For accounts with assets at:
Fair value	$1,474	$27,080	$28,554
Non-policy liabilities	—	205	205

Total	$1,474	$27,285	$28,759

By withdrawal characteristics:
Subject to withdrawal:
With fair value adjustment	$1,001	$—	$1,001
At book value without fair value adjustment and current surrender charge of 5% or more	—	345	345
At fair value	473	26,687	27,160
At book value without fair value adjustment and with current surrender charge less than 5%	—	48	48

Subtotal	1,474	27,080	28,554
Non-policy liabilities	—	205	205

Total	$1,474	$27,285	$28,759

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2004, net transfers to separate accounts of $2,267 million were included in the Statutory Statements of Income. The summaries of operations of the Company’s NAIC Separate Account Annual Statements reported net transfers of $3,267 million, which includes $1,000 million of net deposits on deposit liabilities transferred to separate accounts.

17.	Presentation of the Statutory Statements of Cash Flows

The presentation of the 2003 and 2002 Statutory Statements of Cash Flows has been changed to the direct method from the indirect method. As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows non-cash transactions primarily related to (1) the exchange of bonds for bonds of $1,125 million, $944 million and $562 million for the years ended December 31, 2004, 2003 and 2002, respectively; (2) the transfer of real estate to separate accounts of $360 million for the year ended December 31, 2004; and (3) the conversion of bonds to stocks of $29 million, $293 million and $37 million for the years ended December 31, 2004, 2003 and 2002, respectively.

18.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2004 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

MassMutual Mortgage Finance, LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC

CM Property Management, Inc.

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Antares Capital Corporation – 80.2%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MassMutual Holding LLC, continued

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 96.8%

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

        a.  Financial Statements

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2004

Statement of Operations and Changes in Net Assets for the years ended December 31, 2004 and 2003

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2004 and 2003

Statutory Statements of Income for the Years Ended December 31, 2004, 2003, and 2002

Statutory Statements of Changes in Policyholders’ Contingency Reserves for the Years Ended December 31, 2004, 2003, and 2002

Statutory Statements of Cash Flows for the Years Ended December 31, 2004, 2003 and 2002

Notes to Statutory Financial Statements

        b.  Exhibits

1(a).	Resolution of the Board of Directors of Connecticut Mutual Life Insurance Company (“CML”) establishing the Separate Account(5).

2.	Not Applicable.

3(a).	Form of Principal Underwriting Agreement between CML and Connecticut Mutual Financial Services, LLC.(5)

3(b).	Form of Underwriting and Servicing Agreement between the Company and MML Investors Services, Inc.(2)

4(a).	Form of Individual Deferred Variable Annuity Contract.(5)

4(b).	Form of Individual Immediate Variable Annuity Contract.(5)

5.	Form of Application.(5)

6(a).	Copy of the Articles of Incorporation of Massachusetts Mutual Life Insurance Co.(3)

6(b).	Copy of the by-laws of Massachusetts Mutual Life Insurance Co.(3)

7.	Not Applicable.

8(a).	Copy of the Form of Participation Agreement with Oppenheimer Variable Account Funds.(3)

8(b).	Copy of the Form of Participation Agreement with Panorama Series Funds, Inc.(3)

8(c).	Copy of the Form of Participation Agreement with Deutsche Asset Management VIT Funds.(6)

9.	Opinion of and Consent of Counsel.(1)

10 (i) (a).	Consent of Independent Registered Public Accounting Firm, KPMG LLP(1)

10 (i) (b).	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP(1)

10 (ii).	Powers of Attorney for:

Robert J. O’Connell(7)

Howard Gunton(9)

Roger G. Ackerman(8)

James R. Birle(7)

Gene Chao(7)

James H. DeGraffenreidt, Jr.(7)

Patricia Diaz Dennis(8)

James L. Dunlap(7)

William B. Ellis(7)

Robert Essner(7)

Robert M. Furek(7)

William B. Marx, Jr.(7)

John F. Maypole(7)

Marc Racicot(7)

Thomas A. Monti(7)

Norman A. Smith(9)

Carol A. Leary(10)

11.	Not Applicable.

12.	Not Applicable.

13.	Copy of the Schedule of Computation of Performance.(4)

14.	None

99.	Report of Independent Registered Public Accounting Firm, Deloitte & Touche LLP(1)

(1)	Filed herewith.
(2)	Incorporated by reference to Registrant’s Initial Registration Statement (333-01363) filed March 1, 1996.
(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-65887, filed on Form S-6 on January 28, 1999.
(4)	Incorporated by reference to Registrant’s Post Effective Amendment No. 2 to Registration Statement File No. 333-01363, effective May 1, 1997.
(5)	Incorporated by reference to Registrant’s Post Effective Amendment No. 3 to Registration Statement File No. 333-01363, effective May 1, 1998.
(6)	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-80991 filed on September 20, 1999.
(7)	Incorporated by reference to Initial Registration Statement No. 333-112626 filed on Form N-4 on February 9, 2004.
(8)	Incorporated by reference to Post Effective Amendment No. 6 to Registration Statement No. 333-49475 filed on Form N-6 on February 24, 2004.
(9)	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-112626 filed on Form N-4 on February 1, 2005.
(10)	Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement No. 2-75412 filed on Form N-4 in April 2005.

Item 25.    Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Corning, Inc. Chairman (2001) Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director 2 Pine Lane East Village of Golf, FL 33436	Resolute Partners, LLC Chairman (since 1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

James H. DeGraffenreidt, Jr., Director 101 Constitution Avenue, NW Washington, DC 20001	WGL Holdings, Inc. Chairman and Chief Executive Officer (since 2001) Chairman, President, and Chief Executive Officer (2000-2001) Chairman and Chief Executive Officer (1998-2000)

Patricia Diaz Dennis, Director 175 East Houston, Room 11-A-50 San Antonio, TX 78205

SBC Telecommunications, Inc.

Senior Vice President and Assistant General Counsel (since 2004)

SBC West.

Senior Vice President, General Counsel & Secretary (2002-2004)

SBC Communications Inc.

Senior Vice President – Regulatory and Public Affairs (1998-2002)

James L. Dunlap, Director 1659 North Boulevard Houston, TX 77006	Ocean Energy, Inc. Vice Chairman (1998-1999)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Visiting Fellow (since 1995)

Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940

Wyeth (formerly American Home Products)

Chairman, President and Chief Executive Officer (since 2002)

President and Chief Executive Officer (2001)

President and Chief Operating Officer (2000-2001)

Executive Vice President (1997-2000)

Wyeth-Ayerst Pharmaceuticals

President (1997-2000)

Robert M. Furek, Director 70 Waterside Lane West Hartford, CT 06107	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997-2000)

Carol A. Leary, Director 588 Longmeadow Street Longmeadow, MA 01106	Bay Path College President (since 1994)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996)

John F. Maypole, Director 55 Sandy Hook Road – North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Chairman (since 2000), Director, President and Chief Executive Officer (since 1999)

Marc Racicot, Director 2000 K Street, N.W., Suite 500 Washington, DC 20006-1872	Bracewell & Patterson, LLP Partner (since 2001) State of Montana Governor (1993-2000)

Executive Vice Presidents:

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Susan A. Alfano 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Frederick Castellani 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Howard Gunton 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999-2001)

James E. Miller 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 1997 and 1987-1996)

John V. Murphy 1295 State Street Springfield, MA 01111

OppenheimerFunds, Inc.

Chairman, President, and Chief Executive Officer (since 2001)

President & Chief Operating Officer (2000-2001)

Massachusetts Mutual Life Insurance Company

Executive Vice President (since 1997)

Andrew Oleksiw 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2003) Senior Vice President (1999-2003)

Stuart H. Reese 1295 State Street Springfield, MA 01111

Babson Capital Management LLC

Chairman and Chief Executive Officer (since 2001)

President and Chief Executive Officer (1999-2001)

Massachusetts Mutual Life Insurance Company

Executive Vice President and Chief Investment Officer (since 1999)

Toby Slodden 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2003) Senior Vice President (1999-2003)

Matthew Winter 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998-2001)

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of MassMutual.

The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The following entities are, or may be, controlled by MassMutual through direct or indirect ownership of such entities’ stock.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL – MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	CM Assurance Company (July 2, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B.	CM Benefit Insurance Company (April 18, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

D.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

E.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a broker dealer and investment adviser.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer and insurance broker.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. – 46%)

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding LLC – 80.2%)

a.	Antares Asset Management, Inc., a Delaware corporation, provides investment advisory/investment management services to private investment funds.

4.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC – 50%; MML Realty Management Corporation – 50%).

5.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Charter Oak Capital Management, Inc. (March 15, 1996), a Delaware corporation which formerly operated as a manager of institutional investment portfolios.

b.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

c.	Babson Capital Management Inc., a California corporation which holds a real estate license.

d.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest – 58%).

e.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% – of DP.)

f.	Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund know as Leland.

g.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

h.	S.I. International Assets, formerly known as Babson-Stewart Ivory International, is a Massachusetts general partnership that operates as a registered investment adviser. Babson Capital Management LLC holds a 50% ownership interest in the firm.

i.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

6.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC – 96.8%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.)	Oppenheimer Partnership Holdings, Inc. (Nov. 28, 1989), a Delaware corporation which operates as a holding company.

4.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

5.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

6.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

7.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

8.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds (Asia) Limited, a Hong Kong mutual fund marketing company. (5% by OFI)

9.)	OppenheimerFunds International, Ltd. (July 9, 1997) is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Funds plc.

b.	Tremont Capital Management, Inc. (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

a.)	Tremont Life Holdings Limited (Dec. 12, 2001), a corporation organized under the laws of Bermuda. (less than 10% is owned by Tremont (Bermuda), Ltd.)

b.)	FITX Group Limited (owned 24.72% by Tremont (Bermuda) Ltd.)

2.)	Tremont Partners, Inc., (1984) a registered investment adviser.

3.)	Tremont Capital Management Limited

4.)	Tremont Futures, Inc. (July 14, 1998), a commodity pool operator and commodity trading adviser.

5.)	Tremont Securities, Inc., a registered broker dealer.

6.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.)

7.)	Credit Suisse First Boston Tremont Index LLC (less than 25% owned by Tremont Capital Management, Inc.)

8.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

7.	CM Property Management, Inc. (Dec. 23, 1976), a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

10.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc. (Dec. 5, 1997), a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc. – 50%)

11.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

c.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation – 50%; Cornerstone Real Estate Advisers LLC – 50%).

12.	MassMutual International, Inc. (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.9% by MassMutual International, Inc. and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 12% of MassMutual Life Insurance Company in Japan.

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc. – 79.43%; MassMutual Holding LLC – .07%; 1279342 Ontario Limited – 20.5%)

1.)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A. – 33.5%)

2.)	Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A. – 33.5%)

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc. – 99.9%; MassMutual Holding LLC – .01%)

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. – 38%)

a.) Fuh Hwa Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MM Mercuries Life Insurance Company – 31%; MassMutual International Holding MSC, Inc. – 18.4%)

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc. – 88.7%; MM Real Estate Co., Ltd. – 1.3%; Protective Capital (International) Ltd. – 9.9%)

1.)	MM Real Estate Co., Ltd., a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company – 4.8%; MassMutual International, Inc. – 95.2%)

2.)	MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MM Real Estate Co., Ltd. – 90%; MassMutual Life Insurance Company – 10%.)

13.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

14.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

15.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MMLA UK Limited, MMLA UK Limited, a limited liability company organized under the laws of England and Wales.

b.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

c.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

16.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

a.	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

1.)	Baring Asset Management Life Limited (December 6, 1999), a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986.

2.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

3.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

4.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

5.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

6.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK

7.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

a.)	Baring Asset Management A.G. (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

b.)	Baring Asset Management France S.A. (July 24, 1997), a company incorporated under the laws of France that acts as an investment manager/adviser.

c.)	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

d.)	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

i.	Baring Mutual Fund Management S.A. (June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

ii.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

aa.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

bb.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

cc.	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

dd.	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

ee.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

ff.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

gg.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

i.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

ii.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

17.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

a.	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

b.	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

F.	MassMutual Mortgage Finance, LLC (May 11, 1998), a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

G.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

H.	MassMutual Owners Association, Inc. (Feb. 14, 2002), a Massachusetts company which is authorized to conduct sales and marketing operations.

I.	MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment advisor.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

A.	MassMutual Premier Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

B.	MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C.	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

MassMutual serves as investment adviser to the trust. Registered to do business in Alabama and Colorado.

D.	MassMutual Select Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

E.	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

MassMutual serves as investment adviser to the trust.

F.	Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

G.	MML Series Investment Fund II, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

Item 27.    Number of Contract Owners

On January 31, 2005 there were 8,917 Contract Owners in the Separate Account.

Item 28.    Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;
(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 193, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

(a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Thomas A. Monti	President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co. MassMutual Holding Co.	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Robert S. Rosenthal	Vice President Chief Legal Officer Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Matthew E. Winter	Executive Vice President	1295 State Street Springfield, MA 01111

William F. Monroe, Jr.	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Peter G. Lahaie	Treasurer Chief Financial Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Sally Fortier Murphy	Secretary	1295 State Street Springfield, MA 01111-0001

Marilyn A. Sponzo	Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

Item 30.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 31.    Management Services

Not Applicable.

Item 32.    Undertakings

(a)  Not Applicable.

(b)  The registrant undertakes that it will include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.

(c)  The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d)  The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)  Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual variable annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Panorama Separate Account, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 10 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 10 to Registration Statement No. 333-01363 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 25th day of April, 2005.

PANORAMA SEPARATE ACCOUNT

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

/S/    ROBERT J. O’CONNELL*

By:

Robert J. O’Connell

Chairman, Director, President and Chief Executive Officer

Massachusetts Mutual Life Insurance Company

/S/    ROBERT LIGUORI

* Robert Liguori

On April 25, 2005, as Attorney-in-Fact pursuant

to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 10 to Registration Statement No. 333-01363 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL* Robert J. O’Connell	Chairman, Director, President and Chief Executive Officer (Principal Executive Officer)	April 25, 2005

/s/ HOWARD GUNTON* Howard Gunton	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 25, 2005

/s/ NORMAN A. SMITH* Norman A. Smith	Vice President and Controller (Principal Accounting Officer)	April 25, 2005

/S/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 25, 2005

/s/ JAMES R. BIRLE* James R. Birle	Director	April 25, 2005

/s/ GENE CHAO* Gene Chao	Director	April 25, 2005

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 25, 2005

/S/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 25, 2005

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	April 25, 2005

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	April 25, 2005

/s/ ROBERT ESSNER* Robert Essner	Director	April 25, 2005

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 25, 2005

/s/ CAROL A. LEARY* Carol A. Leary	Director	April 25, 2005

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 25, 2005

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 25, 2005

/S/ MARC RACICOT* Marc Racicot	Director	April 25, 2005

/s/ ROBERT LIGUORI *Robert Liguori	On April 25, 2005, as Attorney-in-Fact pursuant to powers of attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

As counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 10 to Registration Statement No. 333-01363, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/    JAMES M. RODOLAKIS

James M. Rodolakis

Second Vice President and Associate General Counsel

Massachusetts Mutual Life Insurance Company

EXHIBIT INDEX

Exhibit 9	Opinion of and Consent of Counsel

Exhibit 10(i)	(a) Consent of Independent Registered Public Accounting Firm, KPMG LLP (b) Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP

Exhibit 99	Report of Independent Registered Public Accounting Firm, Deloitte & Touche LLP